                                                                     EXHIBIT 4.1

================================================================================






                            CEDAR BRAKES II, L.L.C.,
                                     Issuer,






                                       and






                             Bankers Trust Company,
               Trustee, Accounts Agent, Paying Agent and Registrar






                                 --------------






                                    INDENTURE






                          Dated as of December 12, 2001






                      9.875% Senior Secured Bonds due 2013







================================================================================

                                TABLE OF CONTENTS

                                                                                                        Page
                                                                                                        ----
ARTICLE ONE                         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION..............2

         SECTION 101.               Definitions..........................................................2
         SECTION 102.               Compliance Certificates and Opinions.................................3
         SECTION 103.               Form of Documents Delivered to Trustee...............................4
         SECTION 104.               Acts of Holders......................................................4
         SECTION 105.               Notices, Etc. to Trustee and Issuer..................................6
         SECTION 106.               Notice to Holders; Waiver............................................6
         SECTION 107.               Effect of Headings and Table of Contents.............................7
         SECTION 108.               Successors and Assigns...............................................7
         SECTION 109.               Severability Clause..................................................7
         SECTION 110.               Benefits of Indenture................................................7
         SECTION 111.               Conflict with Trust Indenture Act....................................7
         SECTION 112.               Governing Law; Consent to Jurisdiction and Service of Process........7
         SECTION 113.               Legal Holidays.......................................................8
         SECTION 114.               Incorporators, Shareholders, Members, Officers and Directors of
                                    Issuer Exempt from Individual Liability..............................9
         SECTION 115.               Execution in Counterparts............................................9

ARTICLE TWO                         FORM OF BONDS........................................................9

         SECTION 201.               Form of Bond.........................................................9
         SECTION 202.               Restrictive Legends.................................................11

ARTICLE THREE                       THE BONDS...........................................................13

         SECTION 301.               Amount..............................................................13
         SECTION 302.               Denominations.......................................................16
         SECTION 303.               Execution, Authentication, Delivery and Dating......................16
         SECTION 304.               Temporary Bonds.....................................................17
         SECTION 305.               Registration, Registration of Transfer and Exchange.................18
         SECTION 306.               Book Entry Provisions for Global Bonds..............................19
         SECTION 307.               Special Transfer Provisions.........................................20
         SECTION 308.               Mutilated, Destroyed, Lost and Stolen Bonds.........................23
         SECTION 309.               Payment on Bonds; Rights Preserved..................................24
         SECTION 310.               Persons Deemed Owners...............................................25
         SECTION 311.               Cancellation........................................................25
         SECTION 312.               Issuance of Additional Bonds........................................26
         SECTION 313.               Computation of Interest.............................................26
         SECTION 314.               CUSIP and CINS Numbers..............................................26
         SECTION 315.               Parity of Bonds.....................................................26

ARTICLE FOUR                        APPLICATION OF PROCEEDS FROM SALE OF BONDS..........................26

         SECTION 401.               Application of Proceeds from Sale of Bonds..........................26

ARTICLE FIVE                        ACCOUNTS............................................................27

         SECTION 501.               Establishment of Accounts...........................................27
         SECTION 502.               Collections Account.................................................28
         SECTION 503.               Liquidity Account...................................................29
         SECTION 504.               Damages and Indemnity Account.......................................30
         SECTION 505.               Statements: Investment of Funds.....................................31

ARTICLE SIX                         SATISFACTION AND DISCHARGE..........................................32

         SECTION 601.               Satisfaction and Discharge of Indenture.............................32
         SECTION 602.               Application of Trust Money..........................................33

ARTICLE SEVEN                       REMEDIES............................................................33

         SECTION 701.               Events of Default...................................................33
         SECTION 702.               Acceleration of Maturity; Rescission and Annulment..................35
         SECTION 703.               Remedies Upon an Event of Default...................................36
         SECTION 704.               Certain Sales of Collateral.........................................37
         SECTION 705.               No Marshaling.......................................................37
         SECTION 706.               Trustee May Recover Unpaid Indebtedness After Sale of Collateral....38
         SECTION 707.               Recovery of Judgment Does Not Affect Rights.........................38
         SECTION 708.               Collection of Indebtedness and Suits for Enforcement by Trustee.....38
         SECTION 709.               Trustee May File Proofs of Claim....................................39
         SECTION 710.               Trustee May Enforce Claims Without Possession of Bonds..............39
         SECTION 711.               Application of Money Collected......................................40
         SECTION 712.               Limitation on Suits.................................................40
         SECTION 713.               Unconditional Right of Holders to Receive Principal, Make-Whole
                                    Premium and Interest................................................41
         SECTION 714.               Restoration of Rights and Remedies..................................41
         SECTION 715.               Rights and Remedies Cumulative......................................41
         SECTION 716.               Delay or Omission Not Waiver........................................41
         SECTION 717.               Control by Holders..................................................42
         SECTION 718.               Waiver of Past Defaults.............................................42
         SECTION 719.               Waiver of Stay or Extension Laws....................................42
         SECTION 720.               Trustee to Give Notice of Default, But May Withhold in Certain
                                    Circumstances.......................................................43
         SECTION 721.               Undertaking for Costs...............................................43

ARTICLE EIGHT                       THE TRUSTEE.........................................................43

         SECTION 801.               Duties and Responsibilities of the Trustee; During Default; Prior
                                    to Default..........................................................43
         SECTION 802.               Certain Rights of Trustee...........................................44
         SECTION 803.               Trustee Not Responsible for Recitals or Issuance of Bonds...........46
         SECTION 804.               May Hold Bonds......................................................46
         SECTION 805.               Money Held In Trust.................................................46
         SECTION 806.               Compensation and Indemnification of Trustee, Accounts Agent,
                                    Paying Agent and Registrar and Its Prior Claim......................46
         SECTION 807.               Right of Trustee to Rely on Officer's Certificate, Etc..............47
         SECTION 808.               Corporate Trustee Required; Eligibility.............................48
         SECTION 809.               Qualification of Trustee; Conflicting Interests.....................48
         SECTION 810.               Resignation and Removal; Appointment of Successor Trustee...........48
         SECTION 811.               Acceptance of Appointment by Successor..............................50
         SECTION 812.               Merger, Conversion, Consolidation or Succession to Business.........50
         SECTION 813.               Preferential Collection of Claims Against Issuer....................51
         SECTION 814.               No Liability for Clean-up of Hazardous Materials....................51
         SECTION 815.               Accounts Agent, Registrar and Paying Agent..........................51
         SECTION 816.               Filing Fees.........................................................51
         SECTION 817.               Fee Agreement.......................................................52

ARTICLE NINE                        HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER....................52

         SECTION 901.               Holder Lists........................................................52
         SECTION 902.               Disclosure of Names and Addresses of Holders........................52
         SECTION 903.               Reports by Trustee..................................................52
         SECTION 904.               Reports by Issuer...................................................53

ARTICLE TEN                         SUPPLEMENTS AND AMENDMENTS TO INDENTURE AND SECURITY DOCUMENTS......53

         SECTION 1001.              Without Vote of Holders.............................................53
         SECTION 1002.              With Consent of Holders.............................................54
         SECTION 1003.              Execution of Supplemental Indentures................................55
         SECTION 1004.              Effect of Supplemental Indentures...................................55
         SECTION 1005.              Conformity with Trust Indenture Act.................................56
         SECTION 1006.              Reference in Bonds to Supplemental Indentures.......................56
         SECTION 1007.              Notice of Supplemental Indentures...................................56

ARTICLE ELEVEN                      AFFIRMATIVE COVENANTS...............................................56

         SECTION 1101.              Payment of Principal and Interest...................................56
         SECTION 1102.              Maintenance of Office or Agency.....................................56
         SECTION 1103.              Maintenance of Existence, Properties................................57
         SECTION 1104.              Payments of Taxes and Other Claims..................................57
         SECTION 1105.              Material Agreements.................................................57
         SECTION 1106.              Notice of Certain Events............................................57
         SECTION 1107.              Compliance with Laws and Other Agreements...........................57
         SECTION 1108.              Maintenance of Books and Records....................................58
         SECTION 1109.              Approvals...........................................................59
         SECTION 1110.              Rule 144A Information for the Holders...............................59
         SECTION 1111.              Recording...........................................................59
         SECTION 1112.              Further Assurances..................................................59
         SECTION 1113.              Collateral..........................................................60
         SECTION 1114.              Performance of Obligations..........................................60
         SECTION 1115.              Return of Monies Held by Trustee....................................60
         SECTION 1116.              Schedule and Delivery of Energy under the Amended and Restated
                                    Power Purchase Agreement............................................60

ARTICLE TWELVE                      NEGATIVE COVENANTS..................................................61

         SECTION 1201.              Liens   ............................................................61
         SECTION 1202.              Indebtedness........................................................61
         SECTION 1203.              Guaranties..........................................................61
         SECTION 1204.              Transactions With Affiliates........................................61
         SECTION 1205.              Investments, Loans and Advances.....................................62
         SECTION 1206.              Material Agreements; Additional Contracts...........................62
         SECTION 1207.              Fundamental Change..................................................62
         SECTION 1208.              Restricted Payments.................................................62

ARTICLE THIRTEEN                    REDEMPTION OF BONDS.................................................63

         SECTION 1301.              Applicability of Article............................................63
         SECTION 1302.              Election to Redeem; Notice to Trustee...............................63
         SECTION 1303.              Selection by Trustee of Bonds to Be Redeemed........................63
         SECTION 1304.              Notice of Redemption................................................63
         SECTION 1305.              Deposit of Redemption Price.........................................64
         SECTION 1306.              Bonds Payable on Redemption Date....................................64
         SECTION 1307.              Bonds Redeemed in Part..............................................65

ARTICLE FOURTEEN                    DEFEASANCE AND COVENANT DEFEASANCE..................................65

         SECTION 1401.              Issuer's Option to Effect Defeasance or Covenant Defeasance.........65
         SECTION 1402.              Defeasance and Discharge............................................65

         SECTION 1403.              Covenant Defeasance.................................................65
         SECTION 1404.              Conditions to Defeasance or Covenant Defeasance.....................66
         SECTION 1405.              Deposited Money to Be Held in Trust; Other Miscellaneous
                                    Provisions..........................................................67
         SECTION 1406.              Reinstatement.......................................................68

ARTICLE FIFTEEN                     MEETINGS OF HOLDERS OF BONDS........................................68

         SECTION 1501.              Purposes for Which Holders' Meetings May Be Called..................68
         SECTION 1502.              Call of Meetings by Trustee.........................................68
         SECTION 1503.              Issuer and Holders May Call Meeting.................................68
         SECTION 1504.              Persons Entitled to Vote at Meeting.................................69
         SECTION 1505.              Determination of Voting Rights: Conduct and Adjournment of
                                    Meeting.............................................................69
         SECTION 1506.              Counting Votes and Recording Action of Meeting......................70

EXHIBIT A                  DEFINITIONS

EXHIBIT B                  Form of Face of Bond CEDAR BRAKES II, L.L.C. 9.875%
                           [Series A/Series B] Senior Secured Bond Due 2013

EXHIBIT C                  Form of Certificate to Be Delivered Upon Termination
                           of Restricted Period on or after January 22, 2002

EXHIBIT D                  Form of Certificate to Be Delivered in Connection
                           with Transfers to Non-QIB Institutional Accredited
                           Investors

EXHIBIT E                  Form of Certificate to Be Delivered in Connection
                           with Transfers Pursuant to Regulation S

EXHIBIT F                  Form of GUARANTY AGREEMENT

EXHIBIT G                  Form of ISSUER ORDER AND OFFICER'S CERTIFICATE OF
                           CEDAR BRAKES II, L.L.C

                             CEDAR BRAKES II, L.L.C.

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
              OF 1939 AND INDENTURE, DATED AS OF DECEMBER 12, 2001

TRUST INDENTURE ACT SECTION                                           INDENTURE SECTION
---------------------------                                           -----------------
Section 310  (a)(1)   ..............................................       808
             (a)(2)   ..............................................       808
             (b)      ..............................................       808, 809, 810
Section 311  (a)      ..............................................       813
             (b)      ..............................................       813
Section 312  (a)      ..............................................       901
             (b)      ..............................................       902
             (c)      ..............................................       902
Section 313  (a)      ..............................................       903
             (b)      ..............................................       903
             (c)      ..............................................       720, 903
             (d)      ..............................................       903
Section 314  (a)      ..............................................       904, 1106
             (b)      ..............................................       1111
             (c)(1)   ..............................................       102
             (c)(2)   ..............................................       102
             (d)      ..............................................       1111
             (e)      ..............................................       102
Section 315  (a)      ..............................................       801
             (b)      ..............................................       720
             (c)      ..............................................       801
             (d)      ..............................................       801
             (e)      ..............................................       721
Section 316  (a)      (last sentence)...............................       101 ("Outstanding")
             (a)(1)(A)..............................................       717
             (a)(1)(B)..............................................       718
             (b)      ..............................................       713
             (c)      ..............................................       104
Section 317  (a)(1)   ..............................................       708, 709
             (a)(2)   ..............................................       709
             (b)      ..............................................       1115
Section 318  (a)      ..............................................       111
             (c)      ..............................................       111


----------

Note: This reconciliation and tie shall not, for any purpose, be deemed part of the Indenture

                  This INDENTURE, dated as of December 12, 2001 (this "Indenture"), between CEDAR BRAKES II, L.L.C., formerly known as Cedar Brakes IV, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware, having its principal executive offices at 1001 Louisiana Street, Houston, Texas 77002 (the "Issuer") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee (the "Trustee") and as Accounts Agent, Paying Agent and Registrar (each as defined below).

                                    RECITALS

                  WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide for the creation and issuance, on the Closing Date, of 9.875% Series A Senior Secured Bonds due 2013 initially to be issued in the aggregate principal amount of $431,407,000, and 9.875% Series B Senior Secured Bonds due 2013 to be issued in exchange for the 9.875% Series A Senior Secured Bonds due 2013, pursuant to the Registration Rights Agreement (as defined below) and, to provide therefor, the issuer has duly authorized the execution of this Indenture;

                  WHEREAS, the Issuer has duly authorized the creation and issuance of additional senior secured bonds, subject to compliance with the covenants contained in Article Eleven and Article Twelve hereof.

                  WHEREAS, all necessary actions to ensure that this Indenture is a valid indenture and agreement according to its terms have been taken;

                  WHEREAS, as security for the payment and performance by the Issuer of its obligations under this Indenture and the Bonds (as defined below), the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee on behalf of the Holders (as defined below); and

                  WHEREAS, the Trustee has agreed to act as trustee, accounts agent, paying agent and registrar under this Indenture on the following terms and conditions.

                  NOW, THEREFORE, for and in consideration of the premises herein contained and the purchase of the Bonds by the Holders, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders, as follows:

                                 GRANTING CLAUSE

                  The Issuer hereby Grants (as defined below) to the Trustee on and as of the Closing Date (as defined below), on behalf of and for the equal and proportionate benefit of the Holders, all of the Issuer's right, title, interest and benefit in and to (a) the Material Agreements (as defined below);
(b) the Collections (as defined below) and all amounts payable to the Issuer arising out of, attributable to, in respect of or otherwise in connection with, the Collections; (c) all other amounts payable to the Issuer pursuant to the Material Agreements; (d) the Accounts (as defined below) and all funds and all investments and proceeds on deposit therein from time to time (other than the proceeds of

Additional Bonds issued hereunder); (e) all damages and other amounts payable to the Issuer in respect of any of the foregoing; (f) all rights, claims, powers, privileges and remedies (whether mandatory, discretionary or judgmental) of the Issuer, whether arising by contract, at law, in equity or otherwise with respect to any of the foregoing; and (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, bonds, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

                  The Trustee on behalf of the Holders acknowledges such Grant. The Trustee on behalf of the Holders accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the end that the equal and proportional interests of the Holders may be adequately and effectively protected.

                  Any Additional Bonds issued shall share equally and ratably in the Collateral with the Initial Bonds.

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) capitalized terms used herein shall have the respective meanings assigned to them in Exhibit A;

                  (b) the terms defined in Exhibit A include the plural as well as the singular;

                  (c) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) except as otherwise expressly provided herein, (i) all accounting terms used herein shall be interpreted, (ii) all financial statements and all certificates and reports as to financial matters required to be delivered to the Trustee hereunder shall be prepared and (iii) all calculations made for the purposes of determining compliance with this Indenture shall (except as otherwise expressly provided herein) be made in accordance with, or by application of, GAAP applied on a basis consistent with that used in the preparation of the latest corresponding financial statements furnished hereunder to the Trustee;

                  (f) all references in this Indenture to "Articles," "Sections," "Exhibits" and other subdivisions of this Indenture are to the designated articles, sections and other subdivisions of, and the exhibits to, this Indenture;

                  (g) unless otherwise expressly specified or the context otherwise requires, all references in this Indenture or any Exhibit to any agreement, contract or document (including this Indenture) shall include reference to all exhibits to such agreement, contract or document;

                  (h) unless otherwise expressly specified or the context otherwise requires, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof;

                  (i) unless otherwise expressly specified or the context otherwise requires, pronouns having a masculine or feminine gender shall be deemed to include the other;

                  (j) any reference to any Person shall include its permitted successors and assigns in accordance with the terms of this Indenture and the other Financing Documents and, in the case of any Governmental Agency, any Person succeeding to its functions and capacities; and

                  (k) the term "including" denotes an example and not a limitation.

                  SECTION 102. Compliance Certificates and Opinions. (a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                  (b) Every Officer's Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include: (i) a statement that each individual signing such Officer's Certificate or Opinion of Counsel has read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officer's Certificate or Opinion of Counsel are based; (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; (iv) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with; and (v) a statement that, in the opinion of each such individual, such Officer's Certificate or Opinion of Counsel complies with the provisions of this Section 102 and that the Trustee may rely on such Officer's Certificate or Opinion of Counsel.

                  (c) Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or Opinion of Counsel or representations by counsel (which shall also be addressed to the Trustee and the Holders), unless such officer knows that the certificate or Opinion of Counsel or representations with respect to the matters upon which his certificate, statement or Opinion of Counsel will be based are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  (d) Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of an Accountant in the employ of the Issuer (which shall be additionally addressed to the Trustee and the Holders), unless such officer or counsel, as the case may be, knows that the certificate or opinion with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  (e) Any certificate or opinion of any Independent Accountant filed with the Trustee shall contain a statement that such Accountant is Independent.

                  SECTION 103. Form of Documents Delivered to Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  (b) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by the Holders in person or by their respective agents or proxies duly appointed in writing, (ii) the record of Holders voting in favor thereof, either in person or by their respective agents or proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Fifteen, or (iii) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is expressly required hereby, to the Issuer. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Bond, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 104. The record of any meeting of Holders shall be proved in the manner provided in Section 1506.

                  (b) The affidavit of a witness of such execution sworn to before a notary public or other officer authorized by law to take acknowledgments of deeds or administer oaths, or by a certificate of such notary or other officer, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof shall be conclusive evidence of the fact and date of execution by any Person of any such instrument or writing. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) Entries in the Security Register shall be conclusive evidence of the principal amount and serial numbers of Bonds held by any Person, and the date of holding the same, and the Trustee shall not be affected by notice to the contrary.

                  (d) If the Issuer shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Issuer may, at its option, by or pursuant to a Management Committee's Consent, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Issuer shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), such record date shall be the record date specified in or pursuant to such Management Committee's Consent, which shall be a date not earlier than the date thirty (30) days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed unless otherwise specified herein. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Bonds have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Bonds shall be computed as of such record date; provided, that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven
(11) months after the record date.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

                  SECTION 105. Notices, Etc. to Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

                  (b) the Issuer by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

                  SECTION 106. Notice to Holders; Waiver. (a) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or delivered by overnight courier or facsimile, to each Holder, at its address or facsimile number (as applicable) as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice and the manner of its giving may be waived in writing by the Person entitled to receive such notice, either before or after the event and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail or fax (as applicable), neither the failure to mail or fax such notice, nor any defect in any notice so mailed or faxed (as the case may be), to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed or faxed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not such Holder actually receives notice.

                  (b) In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail or deliver notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

                  SECTION 107. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

                  SECTION 108. Successors and Assigns. All covenants, stipulations, promises and agreements in this Indenture by or on behalf of each of the Trustee and the Issuer shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

                  SECTION 109. Severability Clause. In case any provision in this Indenture or in any Bond shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 110. Benefits of Indenture. Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto, any Accounts Agent, any Paying Agent, any Registrar, and their successors and permitted assigns hereunder, and the Holders of Bonds, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 111. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act Sections 310 to 318, inclusive, or conflicts with any provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, such duties or provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, such provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 112. Governing Law; Consent to Jurisdiction and Service of Process. (a) This Indenture and the Bonds shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law.

                  (b) The Issuer consents to the non-exclusive jurisdiction of any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action, or proceeding that may be brought in connection with this Indenture, the Financing Documents or the Bonds. The Issuer irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action, or proceeding that may be brought in connection with this Indenture, the Financing Documents or the Bonds in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The Issuer agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Issuer and may be enforced in any court to the jurisdiction of which the Issuer is subject by a suit upon such judgment.

                  (c) The Issuer agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Indenture, the Financing Documents or the Bonds against the Issuer, or with respect to its property and assets, in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City may be made upon CT Corporation System at 111 Eighth Avenue, 13th Floor, New York, NY 10011, whom the Issuer appoints as its authorized agent for service of process. The Issuer represents and warrants that CT Corporation System has agreed to act as the Issuer's agent for service of process. The Issuer agrees that such appointment shall be irrevocable so long as any of the Bonds remain outstanding or until the irrevocable appointment by the Issuer of a successor in New York City as its authorized agent for such purpose and the acceptance (on terms reasonably satisfactory to the Trustee) of such appointment by such successor. The Issuer further agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. If CT Corporation System shall cease to act as the Issuer's agent for service of process, the Issuer shall appoint without delay another such agent and provide prompt written notice to the Trustee of such appointment. With respect to any such action in any court of the State of New York or any United States federal court in the Borough of Manhattan, City of New York, service of process upon CT Corporation System, as the authorized agent of the Issuer for service of process, and written notice of such service to the Issuer, shall be deemed in every respect effective service of process upon the Issuer. Without prejudice to the foregoing, the Issuer hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Issuer at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Issuer.

                  (d) Nothing in this Section 112 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

                  SECTION 113. Legal Holidays. If any Payment Date, Redemption Date or Stated Maturity of any Bond or of any installment of principal thereof or payment of interest thereon, or any date on which any defaulted interest is proposed to be paid, shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Bond) payment of interest or principal (or Make-Whole Premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment Date or Redemption Date, or at the Stated Maturity, or on the date on which the defaulted interest is proposed to be paid; provided, that no interest shall accrue on the amount then due for the period from and after such Payment Date, Redemption Date, Stated Maturity or the date on which the defaulted interest is proposed to be paid, as the case may be, to the date of such payment.

                  SECTION 114. Incorporators, Shareholders, Members, Officers and Directors of Issuer Exempt from Individual Liability. Except as otherwise specifically provided in the Material Agreements, no recourse under or upon any obligation, covenant or agreement contained in this Indenture or any Security Document, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, member, manager, officer or director, as such, of the Issuer or the Issuer's Members, or of any successor, either directly or through the Issuer or the Issuer's Members, as the case may be, or any successor, under any rule of law, statute, or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Bonds by the Holders and as part of the consideration for the issuance of the Bonds. Nothing contained in this Section 114 shall, however, limit the liability of any Person for any fraud, gross-negligence or willful misconduct on their part.

                  SECTION 115. Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  ARTICLE TWO

                                  FORM OF BONDS

                  SECTION 201. Form of Bond. (a) The Bonds and the Trustee's certificate of authentication shall be in substantially the form annexed hereto as Exhibit B. The Bonds may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have letters, notations or other marks of identification and such notations, legends or endorsements required by law, stock exchange agreements to which the Issuer is subject or usage. Any portion of the text of any Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bond. The Issuer shall approve the form of the Bonds and any notation, legend or endorsement on the Bonds. Each Bond shall be dated the date of its authentication.

                  (b) The definitive Bonds shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner permitted by the rules under any applicable securities laws, all as determined by the officers of the Issuer executing such Bonds, as evidenced by their execution of such Bonds.

                  (c) The terms and provisions contained in the form of the Bonds annexed hereto as Exhibit B shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Issuer and the Trustee, by their execution and delivery of this Indenture, and the Holders and beneficial owners of the Bonds by their acceptance of the Bonds expressly agree to such terms and provisions and to be bound thereby.

                  (d) Bonds offered and sold to QIBs in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Bonds in registered form, substantially in the form set forth in Exhibit B (each, a "Rule 144A Global Bond"), deposited with, or on behalf of, DTC or with the Trustee, as custodian for DTC, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of each Rule 144A Global Bond may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

                  (e) Bonds offered and sold in offshore transactions in reliance on Regulation S shall be initially issued in the form of one or more temporary global Bonds in registered form, substantially in the form set forth in Exhibit B (each, a "Temporary Regulation S Global Bond"), deposited with, or on behalf of, DTC or with the Trustee, as custodian for DTC for the accounts of Euroclear and Clearstream Luxembourg, duly executed by the Issuer and authenticated by the Trustee as hereinafter provided. Each Temporary Regulation S Global Bond will be exchangeable for one or more permanent global Bonds (each, a "Permanent Regulation S Global Bond"; and together with the Temporary Regulation S Global Bonds, the "Regulation S Global Bonds") after the fortieth
(40th) day following the Closing Date or the Subsequent Closing Date as applicable, upon certification (substantially in the form of Exhibit C) that the beneficial interests in such global Bond are owned by either Non-U.S. Persons or U.S. Persons who purchased such interests pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The aggregate principal amount of each Regulation S Global Bond may from time to time be increased or decreased by adjustments made in the records of the Trustee, as custodian for DTC or its nominee, as herein provided.

                  (f) Bonds offered and sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities
Act) who are not QIBs (excluding Non-U.S. Persons) shall initially be issued in the form of permanent certificated Bonds in registered form in substantially the form of Exhibit B ("U.S. Physical Bonds"). Bonds issued pursuant to Section 306 in exchange for or upon transfer of interests in a Rule 144A Global Bond or a Regulation S Global Bond shall be in the form of U.S. Physical Bonds and permanent certificated Bonds in registered form substantially in the form set forth in Exhibit B (the "Regulation S Physical Bond"), respectively.

                  (g) The U.S. Physical Bonds and the Regulation S Physical Bonds are sometimes collectively herein referred to as the "Physical Bonds." The Regulation S

Global Bonds and the Rule 144A Global Bonds are sometimes collectively referred to as the "Global Bonds."

                  SECTION 202. Restrictive Legends. (a) Unless and until a Bond is sold under an effective Registration Statement, (i) each Rule 144A Global Bond and each U.S. Physical Bond shall bear the legend set forth below (the "Private Placement Legend") on the face thereof and (ii) each Regulation S Global Bond and each Regulation S Physical Bond shall bear the legend set forth below on the face thereof until at least January 22, 2002 (and each Additional Bond that is a Regulation S Global Bond shall bear the legend set forth below on the face thereof until at least the forty-first (41st) day following the Subsequent Closing Date on which such Additional Bond is issued) and receipt by the Issuer and the Trustee of a certificate substantially in the form of Exhibit
C:

                  THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS BOND NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, RESOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER OF THIS BOND BY ITS ACCEPTANCE HEREOF AGREES THAT ANY OFFER, SALE OR OTHER TRANSFER OF SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS BOND (OR ANY PREDECESSOR OF THIS BOND)(THE "RESALE RESTRICTION TERMINATION DATE"), SHALL ONLY BE MADE: (A) TO THE ISSUER OR ANY SUBSIDIARY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE BONDS ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER," AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO

                  OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS BOND FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO, OR FOR OFFER OR RESALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT, PRIOR TO ANY SUCH OFFER, RESALE OR TRANSFER (i) PURSUANT TO CLAUSE (D) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR PURSUANT TO CLAUSE
                  (E) OR (F) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND FURTHER SUBJECT, IN EACH OF THE FOREGOING CASES, EXCEPT (D), TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                  (b) Each Global Bond shall also bear the following legend on the face thereof:

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS

                  REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL BOND SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE. THE HOLDER OF THIS GLOBAL BOND REPRESENTS THAT (i) IT IS NOT AN EMPLOYEE BENEFIT PLAN AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") (AN "ERISA PLAN") OR OTHER PLAN, AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN OR A GOVERNMENTAL PLAN THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF
                  SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (ii) THE PURCHASE AND HOLDING BY IT OF THIS BOND WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

                                 ARTICLE THREE

                                    THE BONDS

                  SECTION 301. Amount. (a) The Bonds to be issued under this Indenture are hereby created, and the maximum aggregate principal amount of Initial Bonds which may be authenticated and delivered under this Indenture on the Closing Date is $431,407,000.

                  (b) The Bonds shall be known and designated as the "9.875% Senior Secured Bonds Due 2013" of the Issuer. The Stated Maturity of the Bonds shall be September 1, 2013. (i) Interest on the Initial Bonds will accrue at the rate of 9.875% per annum, from the Closing Date, or from the most recent Interest Payment Date on which interest has been paid or duly provided for, payable each applicable Interest Payment Date, until the full principal thereof is paid or duly provided for; provided, that in the event that an Exchange Offer (as defined in the Registration Rights Agreement) has not been consummated or filed with respect to the Initial Bonds, on or before the date which is two hundred seventy (270) days after the Closing Date or a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Initial Bonds, has not been filed or declared effective within the time period specified in the Registration Rights Agreement, additional interest shall accrue on the Initial Bonds at the rate of 0.50% per annum (such additional interest, the "Additional Interest"), from and including the date on which any such Registration Default (as defined in the Registration Rights Agreement) shall occur to but excluding the date on which all such Registration Defaults have been cured. All references to "interest" in this Indenture include Additional Interest. (ii) Interest on the Additional Bonds will accrue at the rate of 9.875% per annum, from the Subsequent Closing Date, or from the most recent Interest Payment Date on which interest has been paid or duly provided for, payable each applicable Interest Payment Date, until the full principal thereof is paid or duly provided for.

                  (c) Principal payments on the Bonds (other than Additional Bonds) will be made on the Principal Payment Dates in an amount equal to the outstanding principal amount on the Closing Date multiplied by the percentage set forth opposite the applicable Principal Payment Date on the amortization schedule set out below. The percentages of the original principal amount of the Bonds (other than Additional Bonds) payable on each Principal Payment Date are:

        Principal Payment Date                       % Payable
        ----------------------                       ---------
September 1, 2002                                      1.35%
March 1, 2003                                          2.90%
September 1, 2003                                      2.26%
March 1, 2004                                          2.70%
September 1, 2004                                      2.77%
March 1, 2005                                          3.24%
September 1, 2005                                      3.33%
March 1, 2006                                          3.84%
September 1, 2006                                      3.95%
March 1, 2007                                          4.50%
September 1, 2007                                      4.63%
March 1, 2008                                          5.24%
September 1, 2008                                      5.50%
March 1, 2009                                          5.28%
September 1, 2009                                      4.43%
March 1, 2010                                          4.96%
September 1, 2010                                      5.11%
March 1, 2011                                          5.69%
September 1, 2011                                      5.87%
March 1, 2012                                          6.49%
September 1, 2012                                      6.70%
March 1, 2013                                          8.09%
September 1, 2013                                      1.17%

                  (d) Principal payments on any Additional Bonds will be made on the Principal Payment Dates following the Subsequent Closing Date in an amount equal to the outstanding principal amount of such Additional Bonds on the date of their issuance multiplied by the percentage set forth opposite the applicable Principal Payment Date on the amortization schedule attached to such Additional Bonds.

                  (e) The principal of, Make-Whole Premium, if any, and interest on, the Bonds shall be payable and the Bonds shall be exchangeable and transferable, at the office or agency of the Issuer in the Borough of Manhattan, the City of New York, maintained for such purposes (which initially shall be the Corporate Trust Office of the Trustee) to the Person in whose name such Bond is registered at the close of business on the Regular Record Date applicable to each Principal Payment Date or otherwise in accordance with Section 309.

                  (f) The Bonds shall be redeemable as provided in Article Thirteen.

                  (g) Prior to and after the effectiveness of the Registration Statement, this Indenture shall, to the extent applicable, incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

                  SECTION 302. Denominations. The Bonds shall be issuable only in registered form without coupons and initially only in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof; provided, that initial purchases of the Bonds by purchasers who are institutional "accredited investors" who are not QIBs shall be in minimum amounts of $250,000; and provided, further that after initial issuance, Bonds may be issued upon exchange or transfer in such amounts as may be necessary to evidence the entire unpaid principal amount of any Bond surrendered or exchanged.

                  SECTION 303. Execution, Authentication, Delivery and Dating.
(a) The Bonds shall be executed on behalf of the Issuer by its President or a Vice President, if any, and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Bonds may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Bonds.

                  (b) Bonds bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of such Bonds.

                  (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed by the Issuer to the Trustee for authentication, together with an Issuer Order for the authentication and delivery of such Bonds, directing the Trustee to authenticate the Bonds. Each such Issuer Order shall specify the amount of Bonds to be authenticated, the date on which the Bonds are to be authenticated, whether the Bonds are to be Initial Bonds, Additional Bonds, Exchange Bonds, Private Exchange Bonds or Unrestricted Bonds and whether the Bonds are to be issued as Physical Bonds or Global Bonds or such other information as the Trustee may reasonably request. The Trustee shall receive, as part of any such Issuer Order, an Officer's Certificate certifying that all conditions precedent to the issuance of Bonds contained herein have been fully complied with. Any Issuer Order and Officer's Certificate delivered by the Issuer to the Trustee pursuant to this Section 303(c) shall be substantially in the form annexed hereto as Exhibit G. The Trustee may also request an Opinion of Counsel of the Issuer in connection with such authentication of Bonds. Upon receipt of any such Issuer Order, the Trustee shall, in accordance with such Issuer Order, authenticate (i) Initial Bonds for original issue in the aggregate principal amount not to exceed $431,407,000, (ii) Additional Bonds for original issue in the aggregate principal amount of any Additional Bonds issued, (iii) Exchange Bonds (or Private Exchange Bonds) from time to time for issue only in exchange for a like principal amount of Initial Bonds or Additional Bonds and (iv) Unrestricted Bonds from time to time only (A) in exchange for a like principal amount of Initial Bonds or (B) in an aggregate principal amount of not more than the excess of $431,407,000 over the sum of the aggregate principal amount of (x) Initial Bonds then outstanding, (y) Exchange Bonds (or Private Exchange Bonds) then outstanding and (z) Unrestricted Bonds issued in accordance with (iv)(A) above with respect to Initial Bonds. The aggregate principal amount of Initial

Bonds or Bonds issued in exchange therefor outstanding at any time may not exceed $431,407,000. The aggregate principal amount of Additional Bonds or Bonds issued in exchange therefor outstanding at any time is not limited so long as the provisions of Sections 312 and 1202(b) are complied with.

                  (d) Each Bond shall be dated the date of its authentication.

                  (e) The Trustee may appoint an authenticating agent or agents reasonably acceptable to the Issuer to authenticate Bonds. Unless limited by terms of such appointment, an authenticating agent may authenticate Bonds whenever the Trustee may do so. Any authenticating agent has the same rights as an agent to deal with the Issuer or an Affiliate of the Issuer.

                  (f) No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Bond a certificate of authentication substantially in the form provided for in Exhibit B duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  (g) In case the Issuer shall have executed an indenture supplemental hereto with the Trustee pursuant to Section 1001(a), any of the Bonds authenticated or delivered prior to the assumption of the Issuer's obligations by any successor Person, may, from time to time, at the request of the successor Person, be exchanged for other Bonds executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance and of like tenor as the Bonds surrendered for such exchange and of like principal amount, and the Trustee, upon Issuer Request of the successor Person, shall authenticate and deliver Bonds as specified in such request for the purpose of such exchange. If Bonds shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Bonds, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Bonds at the time Outstanding for Bonds authenticated and delivered in such new name.

                  SECTION 304. Temporary Bonds. (a) Pending the preparation of definitive Bonds, the Issuer may execute, and upon an Issuer Order, the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Bonds in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Bonds may determine, as conclusively evidenced by their execution of such Bonds.

                  (b) If temporary Bonds are issued, the Issuer will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer designated for such purpose pursuant to Section 1102, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Bonds, the Issuer shall execute, and, upon receipt of an Issuer Order the Trustee shall authenticate and deliver, in exchange therefor a like principal amount of definitive Bonds of authorized denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as definitive Bonds.

                  SECTION 305. Registration, Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept at the Corporate Trust Office of the Registrar a register which, subject to such reasonable regulations as the Issuer may prescribe, shall provide for the registration of Bonds and for the registration of transfers and exchanges of Bonds, and the Trustee is hereby appointed "Registrar" for the purposes of registering Bonds and transfers and exchanges of Bonds as herein provided. This register shall be sometimes referred to herein as the "Security Register," and shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee.

                  (b) Subject to the provisions of Section 307, upon surrender for registration of transfer of any Bond at the office or agency of the Issuer designated pursuant to Section 1102, the Issuer shall execute, and, upon receipt of an Issuer Order, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denomination or denominations of a like aggregate principal amount.

                  (c) At the option of the Holder thereof, Bonds may be exchanged for other Bonds to be registered in the name of such Holder, of authorized denominations and of like tenor, maturity and aggregate principal amount, upon surrender of the Bonds to be exchanged at any office or agency maintained for such purpose. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and, upon receipt of an Issuer Order, the Trustee shall authenticate and make available for delivery, the Bonds which the Holder making the exchange is entitled to receive.

                  (d) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

                  (e) Every Bond presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar, duly executed by the Holder thereof or his or her attorney duly authorized in writing.

                  (f) No service charge shall be made for any registration of transfer or exchange or redemption of Bonds; provided, that the Issuer may require payment in certain circumstances of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 304, 1006 or 1307 not involving any transfer.

                  (g) The Issuer shall not be required (i) to issue, register the transfer of or exchange any Bonds during a period beginning at the opening of business 15 days before the selection of Bonds to be redeemed under Section 1303 and ending at the close of business on the day of such mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Bond so selected for redemption in whole or in part, except the unredeemed portion of any Bond being redeemed in part.

                  SECTION 306. Book Entry Provisions for Global Bonds. (a) Each Global Bond initially shall (i) be registered in the name of Cede & Co., as nominee of DTC (such nominee being referred to herein as the "Global Bond Holder"), (ii) be deposited with, or on behalf of, DTC or with the Trustee, as custodian for DTC and (iii) bear legends as set forth in Section 202.

                  (b) Members of, or participants in, DTC (collectively, the "Participants" or the "DTC Participants") shall have no rights under this Indenture with respect to any Global Bond held on their behalf by DTC, or the Trustee as its custodian, or under any Global Bond, and DTC may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Bond for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or shall impair, as between DTC and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Bond.

                  (c) Transfers of any Global Bond shall be limited to transfers of such Global Bond in whole, but not in part, to DTC, its successors or their respective nominees. Interests of beneficial owners in a Global Bond may be transferred in accordance with the applicable rules and procedures of DTC and the provisions of Section 307. In addition, U.S. Physical Bonds or Regulation S Physical Bonds shall be transferred to all beneficial owners in exchange for their beneficial interests in the Rule 144A Global Bonds or Regulation S Global Bonds, respectively, if (i) the Issuer notifies the Trustee in writing that DTC is unwilling or unable to continue as depository for the Global Bonds or DTC ceases to be a "Clearing Agency" registered under the Exchange Act and a successor depository is not appointed by the Issuer within ninety (90) days or
(ii) the Issuer, at its option, notifies the Trustee in writing that it elects to have the Physical Bonds so issued.

                  (d) Any beneficial interest in one of the Global Bonds that is transferred to a person who takes delivery in the form of an interest in the other Global Bond will, upon transfer, cease to be an interest in such Global Bond and become an interest in the other Global Bond and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Bond for as long as it remains such an interest.

                  (e) In connection with the transfer of an entire Rule 144A Global Bond or Regulation S Global Bond to beneficial owners pursuant to paragraph (c) of this Section 306, the Rule 144A Global Bond or Regulation S Global Bond, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in the Rule 144A Global Bond or Regulation S Global Bond, as the case may be, an equal aggregate principal amount of Physical Bonds of authorized denominations.

                  (f) Any U.S. Physical Bond delivered in exchange for an interest in the Rule 144A Global Bond pursuant to subsection (c) of this Section 306 shall, unless such exchange is made on or after the Resale Restriction Termination Date for such Bond, bear the Private Placement Legend.

                  (g) The registered Global Bond Holder may grant proxies and otherwise authorize any person, including DTC's Participants and persons that may hold interests through DTC's Participants, to take any action which a Holder is entitled to take under this Indenture or the Bonds.

                  (h) Any beneficial owner of interests in a Global Bond may receive Physical Bonds (which shall bear the Private Placement Legend if required by Section 202) in accordance with the procedures of DTC. In connection with the execution, authentication and delivery of such Physical Bonds in exchange for beneficial interests in a Global Bond pursuant to this paragraph
(h) or paragraph (c) above, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the applicable Global Bond in an amount equal to the principal amount of the beneficial interest in such Global Bond to be transferred, and the Issuer shall execute, and the Trustee shall authenticate and deliver one or more Physical Bonds of like tenor and having an equal aggregate principal amount.

                  SECTION 307. Special Transfer Provisions. Unless and until a Bond is sold under an effective Registration Statement, the following provisions shall apply:

                  (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Bond to any institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
Act) which is not a QIB (excluding Non-U.S. Persons):

                           (i) The Registrar shall register the transfer of any
                  Bond, whether or not such Bond bears the Private Placement Legend, if (x) the requested transfer is at least two years after the original issue date of the Bonds or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit D.

                           (ii) If the proposed transferor is a DTC Participant
                  holding a beneficial interest in the Rule 144A Global Bond, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) above and (y) instructions given in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Bond in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Bond to be transferred, and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Physical Bonds of like tenor and amount.

                     (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a U.S. Physical Bond or an interest in the Rule 144A Global Bond to a QIB (excluding Non-U.S. Persons):

                           (i) If the Bond to be transferred consists of (x)
                  U.S. Physical Bonds, the Registrar shall register the transfer and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Bonds if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Bond stating, or has otherwise advised the Issuer and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Bond stating, or has otherwise advised the Issuer and the Registrar in writing, that it is purchasing the Bond for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in a Rule 144A Global Bond, the transfer of such interest may be effected only through the book-entry system maintained by DTC.

                           (ii) If the proposed transferee is a DTC Participant,
                  and the Bonds to be transferred consist of U.S. Physical Bonds, upon receipt by the Registrar of instructions given in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Rule 144A Global Bond in an amount equal to the principal amount of the U.S. Physical Bonds to be transferred, and the Trustee shall cancel the U.S. Physical Bonds so transferred.

                     (c) Transfers of Interests in the Regulation S Global Bond or Regulation S Physical Bonds to U.S. Persons. The following provisions shall apply with respect to any transfer of interests in the Regulation S Global Bond or Regulation S Physical Bonds to U.S. Persons:

                           (i) prior to the removal of the Private Placement
                  Legend for the Regulation S Global Bonds or the Regulation S Physical Bonds pursuant to Section 202, the Registrar shall refuse to register such transfer; and

                           (ii) after such removal pursuant to Section 202, the
                  Registrar shall register the transfer of any such Bond without requiring any additional certification.

                     (d) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Bond to a Non-U.S. Person:

                           (i) Prior to January 22, 2002 with respect to any
                  Initial Bond (and prior to the forty-first (41st) day following the Subsequent Closing Date with respect to any Additional Bond issued hereunder) the Registrar shall register any proposed transfer of a Bond to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit E from the proposed transferor and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Temporary Regulation S Global Bonds or Regulation S Physical Bonds of like tenor and amount.

                           (ii) On and after January 22, 2002 with respect to
                  any Initial Bond (and on and after the forty-first (41st) day following the Subsequent Closing Date with respect to any Additional Bond issued hereunder) the Registrar shall register any proposed transfer to any Non-U.S. Person (x) if the Bond to be transferred is a Regulation S Physical Bond, (y) if the Bond to be transferred is a U.S. Physical Bond or an interest in the Rule 144A Global Bond, upon receipt of a certificate substantially in the form of Exhibit E from the proposed transferor and, (z) in the case of either clause (x) or (y), the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Physical Bonds of like tenor and amount.

                           (iii) If the proposed transferor is a DTC Participant
                  holding a beneficial interest in the Rule 144A Global Bond, upon receipt by the Registrar of (x) the document, if any, required by paragraph (i) and (y) instructions in accordance with DTC's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Rule 144A Global Bond in an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Bond to be transferred and the Issuer shall execute, and the Trustee shall authenticate and deliver, one or more Physical Bonds of like tenor and amount.

                     (e) Private Placement Legend. Upon the transfer, exchange or replacement of Bonds not bearing the Private Placement Legend, the Registrar shall deliver Bonds that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Bonds bearing the Private Placement Legend, the Registrar shall deliver only Bonds that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 307 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Issuer and the Registrar to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (f) General. By its acceptance of any Bond bearing the Private Placement Legend, each Holder of such a Bond acknowledges the restrictions on transfer of such Bond set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Bond only as provided in this Indenture.

                  (g) The Registrar shall retain until such time as no Bonds remain Outstanding copies of all letters, notices and other written communications received pursuant to Section 306 or this Section 307. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  (h) Neither the Trustee nor the Registrar shall have an obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Bond other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  SECTION 308. Mutilated, Destroyed, Lost and Stolen Bonds. (a) If any mutilated Bond is surrendered to the Trustee or the Registrar, the Issuer shall execute, and, upon receipt of an Issuer Order, the Trustee shall authenticate and deliver, in exchange therefor a new Bond of like tenor and principal amount and bearing a number not contemporaneously Outstanding, or, in case any such mutilated Bond has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Bond, pay such Bond.

                  (b) If there shall be delivered to the Issuer and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Bond and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon Issuer Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Bond, a new Bond of like tenor and principal amount and bearing a number not contemporaneously Outstanding, or, in case any such destroyed, lost or stolen Bond has become or is about to become due and payable, the Issuer in its discretion may, instead of issuing a new Bond, pay such Bond.

                  (c) Upon the issuance of any new Bond under this Section 308, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  (d) Every new Bond issued pursuant to this Section 308 in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds, duly issued hereunder.

                  (e) The provisions of this Section 308 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

                  SECTION 309. Payment on Bonds; Rights Preserved. (a) Principal of, Make-Whole Premium, if any, and interest on any Bond which is payable, and is punctually paid or duly provided for, on any Payment Date shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date applicable to such Payment Date at the office or agency of the Issuer in the Borough of Manhattan, the City of New York, maintained for such purposes (which initially shall be the Corporate Trust Office) pursuant to Section 1102 or, at the option of the Issuer, interest may be paid by check mailed to the address of the Person entitled thereto pursuant to Section 310 as such address appears in the Security Register; provided, that (i) all payments with respect to the Global Bonds and Physical Bonds the Holders of which have given wire transfer instructions to the Trustee by the Regular Record Date shall be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof;
(ii) the payment of the final installment of principal of, or interest on, each Bond shall only be made upon presentation and surrender of such Bond at the Corporate Trust Office or such other place as may be designated pursuant to this Indenture; and (iii) upon written request from any Holder of Outstanding Bonds in the aggregate principal amount of $1,000,000, payments of interest on, or principal (other than the final payment of principal) of, such Bonds shall be made by wire transfer to such Holder.

                  (b) Any principal of, Make-Whole Premium, if any, or interest on any Bond which is payable, but is not punctually paid or duly provided for, on the relevant Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted principal or interest and (to the extent lawful) interest on such defaulted principal or interest at the rate borne by the Bonds plus additional interest at the rate of one percent (1%) per annum (such defaulted interest and interest thereon herein collectively called "Defaulted Payments") shall be paid by the Issuer as provided in clause (c) below.

                  (c) The Issuer shall make payment of any Defaulted Payment to the Persons in whose names the Bonds (or their respective Predecessor Bonds) are registered at the close of business on a Special Record Date for the payment of such Defaulted Payment, which shall be fixed in the following manner. The Issuer shall notify the Trustee in writing of the amount of the Defaulted Payment proposed to be paid on each

Bond and the date of the proposed payment and, at the same time, the Issuer shall deposit to the Collections Account an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Payment or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Payment as provided in this clause (c). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Payment which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Issuer of such Special Record Date and, in the name and at the expense of the Issuer, shall cause notice of the proposed payment of such Defaulted Payment and the Special Record Date therefor to be given in the manner provided for in Section 106 not less than ten (10) days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Payment and the Special Record Date therefor having been so given, such Defaulted Payment shall be paid by the Trustee to the Persons in whose names the Bonds (or their respective Predecessor Bonds) are registered at the close of business on such Special Record Date.

                  (d) Subject to the foregoing provisions of this Section 309, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

                  SECTION 310. Persons Deemed Owners. (a) Prior to the due presentment of a Bond for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name such Bond is registered as the owner of such Bond for the purpose of receiving payment of principal of, Make-Whole Premium, if any, and (subject to Section
309) interest on such Bond and for all other purposes whatsoever, whether or not such Bond be overdue, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

                  (b) None of the Issuer, the Trustee and any agent of the Issuer or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Bond in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 311. Cancellation. All Bonds surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer at any time may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Bonds previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever and any Bonds previously authenticated hereunder which the Issuer has not issued and sold, and all Bonds so delivered shall be promptly canceled by the Trustee. If the Issuer shall so acquire any of the Bonds, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Bonds unless and until the same are surrendered to the Trustee for cancellation. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section 311, except as expressly permitted by this Indenture. All canceled Bonds held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Issuer unless by Issuer Order the Issuer shall direct that canceled Bonds be returned to it; provided, that the Trustee shall not be required to destroy such canceled Bonds.

                  SECTION 312. Issuance of Additional Bonds. The Issuer may, subject to compliance with Article Eleven and Article Twelve of this Indenture, issue Additional Bonds in an unlimited aggregate principal amount having identical terms and conditions as the Initial Bonds offered hereby on the Closing Date, except that interest may begin accruing in accordance with Section 301(b)(ii). Any Additional Bonds will be part of the same issue as the Bonds offered hereby, will rank pari passu in right of payment, will vote on all matters with the Bonds offered hereby, and shall have the same CUSIP or other identifying number as the Initial Bonds unless DTC shall require otherwise.

                  SECTION 313. Computation of Interest. Interest on the Bonds shall be computed on the basis of a 360-day year of twelve 30-day months.

                  SECTION 314. CUSIP and CINS Numbers. The Issuer in issuing the Bonds may use "CUSIP" and "CINS" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or "CINS" numbers in notices of redemption or exchange as a convenience to Holders; provided, that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of a redemption or exchange, that reliance may be placed only on the other identification numbers printed on the Bonds and that any such redemption shall not be affected by any defect in or omission of such numbers.

                  SECTION 315. Parity of Bonds. All Bonds issued and Outstanding hereunder, regardless of the time or times of their issuance, rank on a parity with each other Bond and each Bond shall be secured equally and ratably by this Indenture and the Security Documents with each other Bond, without preference, priority or distinction of any one thereof over any other by reason of difference in time of issuance or otherwise, and each Bond shall be entitled to the same benefits and security in this Indenture and the Security Documents as each other Bond.

                                  ARTICLE FOUR

                   APPLICATION OF PROCEEDS FROM SALE OF BONDS

                  SECTION 401. Application of Proceeds from Sale of Bonds. The Issuer covenants to use the entire proceeds from the issuance and sale of the Initial Bonds (a) to fund the Liquidity Account in an amount equal to $21,100,000 in accordance with Section 503; (b) to make a payment in the amount of $64,000,000 to PSE&G pursuant to the Amended and Restated Power Purchase Agreement; (c) to pay costs, fees and expenses incurred in connection with the transactions contemplated hereby; and
(d) to pay a cash distribution to Mesquite. The entire proceeds from the issuance and sale of Additional Bonds, if any, will be used immediately to pay a cash distribution to Mesquite.

                                  ARTICLE FIVE

                                    ACCOUNTS

                  SECTION 501. Establishment of Accounts. (a) Bankers Trust Company, a New York banking corporation, is hereby appointed as the "Accounts Agent" and, in such capacity, will act, in accordance with Article 8 of the UCC, as the "securities intermediary" with respect to any "securities accounts" and as a "bank" with respect to any "deposit accounts" (as each such term is defined in the UCC) in which a security interest may be granted under the UCC pursuant hereto and pursuant to the Assignment and Security Agreement (together with its successors and permitted assigns in each such capacity, the "Accounts Agent"). Pursuant hereto and to the Assignment and Security Agreement, the Accounts Agent shall establish and maintain the following non-interest bearing accounts (collectively, the "Accounts") in the name of the Trustee for the benefit of the Holders as provided in this Indenture: (i) the Collections Account; (ii) the Liquidity Account; and (iii) the Damages and Indemnity Account. The Accounts Agent will invest funds in each such Account in accordance with Section 505 and act with respect to all "financial assets" (as such term is defined in Article 8 of the UCC) credited to the Accounts as a "securities intermediary" (as such term is defined in Article 8 of the UCC). The Accounts Agent shall hold and safeguard the Accounts during the term of this Indenture and the Assignment and Security Agreement and shall treat the "security entitlements" (as such term is defined in Article 8 of the UCC) in the Accounts as security entitlements pledged by the Issuer to the Trustee for the benefit of the Holders to be held in accordance with the provisions of this Indenture and the Assignment and Security Agreement. Neither the Issuer nor any Affiliate of the Issuer shall have any rights against the Accounts Agent hereunder (other than rights which may arise as a result of the Accounts Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment), as a third-party beneficiary or otherwise, including, any right to direct the Accounts Agent to distribute or allocate any funds in the Accounts (except as expressly provided herein or as provided in the Assignment and Security Agreement). The Accounts Agent shall comply with Part 5 of Article 8 of the UCC.

                  (b) All monies and Permitted Investments credited to the Accounts from time to time (other than Additional Bonds Net Proceeds) shall constitute part of the Collateral and shall be collateral security for the payment and performance by the Issuer of all its obligations under the Financing Documents and, subject to the terms of this Indenture, shall at all times be subject to the sole dominion and control of the Trustee for the purposes and on the terms set forth in this Indenture and the other Financing Documents. Until payment and performance of all the obligations of the Issuer under the Financing Documents in accordance with the provisions hereof, the Issuer shall have no right to the funds credited to the Accounts, except as provided in this Article Five. If a Notice of an Actionable Event shall have been given and be outstanding, the Trustee shall apply all or any of the monies in the Accounts in accordance with the express terms of the Indenture and in the order of priority set forth in Section 711.

                  SECTION 502. Collections Account. (a) On or prior to the Closing Date, the Accounts Agent shall establish and maintain a segregated trust account no. 33112, in the name of the Trustee in its trust capacity and entitled "Collections Account" (the "Collections Account"). Without limitation of any other amounts required under this Indenture to be deposited in the Collections Account (including any profit or interest earned on the investment of moneys held in any Account pursuant to Section 505), all Collections and all Account Transfer Payments shall be deposited with the Accounts Agent for the benefit of the Trustee in the Collections Account. The Issuer shall instruct each Person from whom it receives or is entitled to receive Collections to pay such Collections (identifying them as such in writing to the Trustee) directly to the Trustee for deposit in the Collections Account, and the Trustee shall be entitled to receive directly all Collections from the Persons owing the same. In furtherance of the foregoing, the Consents have been executed and delivered concurrently with the execution and delivery of this Indenture. In the event that any Collections are remitted directly to, or are otherwise received by, the Issuer, all such Collections shall be held by the Issuer as the agent of and in trust for the Trustee, and the Issuer shall promptly remit such Collections in the form received (with any necessary endorsement) to the Trustee for deposit in the Collections Account.

                      (b) Subject to Section 502(c), unless a Notice of an Actionable Event shall have been given in writing to the Trustee and be outstanding, in which case the provisions of Section 711 shall be applicable, the Trustee shall apply amounts in the Collections Account on the dates specified below and in the following order of priority for payment to the appropriate Person, but in each case only to the extent that all current and past due amounts ranking prior thereto have been paid in full:

                           (i) FIRST, on the first day of each month, to pay to
                  the Trustee the amount of Trustee Fees due and payable at such time in connection with the Bonds;

                           (ii) SECOND, on the first day of each month, to pay
                  to EPM the EPM Payments for the month prior to the most recently ended month (as specified in an Officer's Certificate of the Issuer);

                           (iii) THIRD, on each Interest Payment Date, to pay,
                  on a pro rata basis to the Holders, an amount equal to all interest due and payable (including past due amounts) at such time on the Bonds;

                           (iv) FOURTH, on each Principal Payment Date, to pay,
                  on a pro rata basis to the Holders, an amount equal to the principal and Make-Whole Premium (if any, with respect to any Bonds called for redemption) due and payable (including past due amounts) at such time on the Bonds;

                           (v) FIFTH, on each Interest Payment Date, to transfer
                  to the Liquidity Account an amount, if any, necessary to cause the amount on deposit in the Liquidity Account to be equal to the then applicable Liquidity Reserve Required Balance;

                           (vi) SIXTH, on each Interest Payment Date, to pay to
                  EPM an amount equal to the accrued and unpaid fees and expenses payable at such time to EPM under the Administrative Services Agreement (as specified in an Officer's Certificate of the Issuer); and

                           (vii) SEVENTH, on each Principal Payment Date,
                  provided, that (as specified in an Officer's Certificate of the Issuer) (A) no Event of Default or Default has occurred and is continuing on such date and (B) the Debt Service Coverage Ratio calculated as of such date for the most recently ended six (6) month period equals or exceeds 1.03 to 1.00, to the Issuer for distribution to its Members.

                      (c) Any Additional Bonds Net Proceeds shall be deposited into the Collections Account and, notwithstanding the provisions of Section 502(b), shall be distributed to Mesquite immediately. Any such net proceeds from the issuance of any Additional Bonds so deposited into the Collections Account shall not become Collateral under the terms of this Indenture or any other Financing Document.

                      SECTION 503. Liquidity Account. (a) On or prior to the Closing Date, the Accounts Agent shall establish and maintain a segregated trust account no. 33114, in the name of the Trustee in its trust capacity and entitled "Liquidity Account" (the "Liquidity Account"). The Liquidity Account shall be funded (i) on the Closing Date with the net proceeds from the issuance and sale of the Initial Bonds in an amount equal to the Liquidity Reserve Required Balance as of the Closing Date and (ii) by a transfer of funds, if any, from the Collections Accounts to the Liquidity Account in accordance with clause (v) of
Section 502(b). At any time, and from time to time, EP may deliver to the Trustee, for allocation to the Liquidity Account in satisfaction of all or a portion of the then applicable Liquidity Reserve Required Balance (1) one or more letters of credit (each, a "Letter of Credit") or (2) for so long as EP has a Required Credit Rating from Moody's and Standard & Poor's with respect to its short-term debt obligations, a guaranty from EP in favor of the Trustee (a "Withdrawal Guaranty"), substantially in the form of Exhibit F. Each such Letter of Credit described in this Section 503(a)(2) (A) shall be from a bank or trust company authorized to engage in the banking business having a combined capital and surplus of at least $500,000,000 or the equivalent thereof whose long-term unsecured debt is rated "A" (or its equivalent) or higher by Standard & Poor's or "A2" (or its equivalent) or higher by Moody's or, if both such rating agencies are no longer rating unsecured debt of banks or trust companies, a comparable rating of another internationally recognized rating agency selected by the Issuer, (B) shall name the Trustee as its sole beneficiary, (C) shall provide that the Trustee may unconditionally draw, upon presentation of the documentation required by such Letter of Credit, under any circumstances that would otherwise permit withdrawals from the Liquidity Account or at any time within thirty (30) days before the expiration of such Letter of Credit (unless such Letter of Credit is replaced with another Letter of Credit that meets the requirements of this Section 503)) and (D) shall provide that the reimbursement obligations thereunder will not be for the account of the Issuer. Upon delivery of one or more Letters of Credit or a Withdrawal Guaranty, as the case may be, in satisfaction of all or a portion of the Liquidity Reserve Required Balance, the Trustee shall, as specified in an Officer's Certificate of the Issuer, withdraw and transfer from the Liquidity Account to EP (or as EP may otherwise direct in writing) an amount equal to the stated amount available to be drawn under such Letters of Credit, or the maximum amount guaranteed under the Withdrawal Guaranty. Any reference in this Indenture to the balance of the Liquidity Account or the amount of funds on deposit therein shall be deemed to include the aggregate amount available to be drawn by the Trustee under all Letters of Credit and the Withdrawal Guaranty then in the possession of the Trustee and in full force and effect and allocated to the Liquidity Account pursuant to an Officer's Certificate of the Issuer. Any provision of this Indenture instructing or authorizing the transfer of funds from the Liquidity Account shall be deemed to instruct or authorize the Trustee to draw upon any such Letters of Credit or the Withdrawal Guaranty, and to transfer the proceeds therefrom, in the same manner and to the same extent as the Trustee would otherwise draw on cash or Permitted Investments on deposit in the Liquidity Account.

                  (b) In the event that on any Interest Payment Date or Principal Payment Date, as applicable, the aggregate amount of funds on deposit in and available to be withdrawn from the Collections Account shall be insufficient for the payment of interest or principal then due and payable on the Bonds (any such deficiency, a "Liquidity Deficiency"), the Trustee shall forthwith transfer to the Collections Account from the Liquidity Account an amount equal to such Liquidity Deficiency. If on any Payment Date the aggregate amount of funds on deposit in and available to be withdrawn from the Liquidity Account shall exceed the then current Liquidity Reserve Required Balance, any such excess funds shall be transferred on the next Payment Date to the Collections Account for application in accordance with the provisions of Section
502. To the extent that any such excess is attributable to any Letter of Credit or Withdrawal Guaranty the Trustee shall not draw upon such Letter of Credit or Withdrawal Guaranty, as the case may be, but shall take such action on the next Payment Date as EP shall reasonably direct in writing to the Trustee, consistent with such Letter of Credit or Withdrawal Guaranty in order to reduce the amount available to be drawn under such Letter of Credit or Withdrawal Guaranty in an amount sufficient to eliminate such excess.

                  (c) If, on the third Business Day prior to any Interest Payment Date, (i) the aggregate amounts on deposit in the Collections Account are insufficient to pay the full amount of interest (including Additional Interest) due on such Interest Payment Date and (ii) Additional Interest is due on such Interest Payment Date, the Trustee shall forthwith make a demand for payment upon EP in accordance with the provisions of the Funding Agreement and shall, on such Interest Payment Date, apply the amounts received from EP to pay interest on the Bonds.

                  SECTION 504. Damages and Indemnity Account. (a) On or prior to the Closing Date, the Accounts Agent shall establish and maintain a segregated trust account no. 33115, in the name of the Trustee in its trust capacity and entitled "Damages and Indemnity Account" (the "Damages and Indemnity Account"). The Damages and Indemnity Account shall be funded with all amounts paid by EPM under the EPM Power Purchase Agreement and all amounts paid by EP under the EP Guaranty, in each case, with respect to (i) all damages payable by the Issuer to PSE&G pursuant to Article XIV of the Amended and Restated Power Purchase Agreement; (ii) all indemnity payments payable by the Issuer to PSE&G pursuant to Article XII of the Amended and Restated Power Purchase Agreement; or (iii) Distribution Surcharges (as defined in the Amended and Restated Power Purchase Agreement) payable by the Issuer to PSE&G pursuant to Article II(E) of the Amended and Restated Power Purchase Agreement.

                  (b) The Trustee shall, from time to time, as specified in an Officer's Certificate of the Issuer, withdraw from the Damages and Indemnity Account and pay to PSE&G, when due (i) all damages payable by the Issuer to PSE&G pursuant to Article XIV of the Amended and Restated Power Purchase Agreement; (ii) all indemnity payments payable by the Issuer to PSE&G pursuant to Article XII of the Amended and Restated Power Purchase Agreement and (iii) all Distribution Surcharges (as defined in the Amended and Restated Power Purchase Agreement) payable by the Issuer to PSE&G pursuant to Article II(E) of the Amended and Restated Power Purchase Agreement.

                  SECTION 505. Statements: Investment of Funds. On or before the fifth (5th) Business Day of each calendar month the Trustee shall provide the Issuer with a written statement of (a) the balances in each of the Accounts at the end of the immediately preceding calendar month, (b) the amounts deposited into each of the Accounts for the immediately preceding calendar month and (c) the application of amounts withdrawn from each of the Accounts for the immediately preceding calendar month. Funds on deposit in the Accounts shall be invested by the Trustee, as specified in an Issuer Order, in Permitted Investments. The Issuer shall deliver to the Trustee on the date hereof an Issuer Order specifying its initial investment instructions which shall remain in effect until changed by a subsequent Issuer Order given not less than five
(5) Business Days before the effective date of such change. All such Permitted Investments shall be maintained in the name of the Trustee and pledged to the Trustee to be held by it as part of the Collateral hereunder, and the Trustee shall be authorized to endorse any of such Permitted Investments in a manner satisfactory to it, on behalf of the Issuer. The Trustee and, as applicable, the Accounts Agent may rely and shall be fully protected, as provided in Section 807, in their reliance on an Issuer Order that complies with the provisions of this Section 505, and shall be indemnified as provided in Section 806. All earnings on Permitted Investments shall be credited to the Collections Account upon receipt thereof by the Trustee, provided, that all earnings on Permitted Investments made with funds on deposit in the Liquidity Account shall be retained therein to the extent necessary to meet the Liquidity Reserve Required Balance. All losses shall be charged to the applicable Account. Whenever the Trustee or the Accounts Agent is required or permitted to make any payment or transfer under this Indenture, the Trustee or the Accounts Agent, as the case may be, shall have the right, and is hereby irrevocably authorized, to sell or otherwise liquidate any Permitted Investments to the extent necessary to make such payment or transfer and shall have no liability for and shall be fully protected from and against any losses incurred in connection with such sale or liquidation. The Trustee or the Accounts Agent shall have no obligation to invest and reinvest any cash held in the Accounts in the absence of timely and specific written investment direction from the Issuer. Other than by reason of each of their own negligent failure to act or each of their own willful misconduct, in no event shall the Trustee or the Accounts Agent, as the case may be, be liable for the selection of investments or for investment losses incurred thereon. Other than by reason of each of their own negligent failure to act or each of their own willful misconduct, the Trustee or the Accounts Agent, as the case may be, shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

                                  ARTICLE SIX

                           SATISFACTION AND DISCHARGE

                  SECTION 601. Satisfaction and Discharge of Indenture. (a) This Indenture shall, upon receipt by the Trustee of an Issuer Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Bonds herein expressly provided for and except as otherwise specifically provided in this Indenture) and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                                 (i) either

                                    (A) all Bonds theretofore authenticated and
                           delivered (other than (1) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 308 and (2) Bonds for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Issuer and thereafter repaid to the Issuer, as provided in
                           Section 1402) have been delivered to the Trustee for cancellation; or

                                    (B) all Bonds not theretofore delivered to
                           the Trustee for cancellation

                                           (1) have become due and payable, or

                                           (2) will become due and payable at
                                 their Stated Maturity within one year, or

                                           (3) if redeemable at the option of
                                 the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (i)(B)(1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal, Make-Whole Premium, if any, and interest to the date of such deposit (in the case of Bonds which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                           (ii) the Issuer has paid or caused to be paid all
                  other sums then payable hereunder by the Issuer; and

                           (iii) the Issuer has delivered to the Trustee an
                  Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  (b) Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article Six, the obligations of the Issuer to the Trustee or any agent of the Trustee appointed in accordance with the provisions hereof and the Paying Agent under Section 806 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this
Section 601, the obligations of the Trustee under Section 801 shall survive.

                  SECTION 602. Application of Trust Money. All money deposited with the Trustee pursuant to Section 601 shall be held in trust and applied by the Trustee, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (Make-Whole Premium, if any) and interest for whose payment such money has been deposited with the Trustee; provided, that such money need not be segregated from other funds except to the extent required by law.

                                 ARTICLE SEVEN

                                    REMEDIES

                  SECTION 701. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the Issuer shall default in the payment of any principal of or Make-Whole Premium, if any, with respect to any Bonds called for redemption, on any of the Bonds when the same shall become due and payable, whether by scheduled maturity or acceleration or otherwise, and such default shall continue for a period of at least five (5) days; or

                  (b) the Issuer shall default in the payment of interest on, or any other amount (other than principal or Make-Whole Premium) required to be paid with respect to, any of the Bonds in each case when the same shall become due and payable, and such default shall continue for a period of at least fifteen (15) days; or

                  (c) the Issuer, EP or PSE&G shall fail to observe or perform any covenant or provision of any Material Agreement or Financing Document to which it is a party, and such failure (i) could reasonably be expected to result in a Material Adverse Effect and (ii) shall continue for a period of at least thirty (30) days after the date notice thereof shall have been given to the Issuer by the Trustee or by the Majority Holders; or

                  (d) any Material Agreement or Financing Document shall cease at any time to be valid and binding and in full force and effect and such invalidity or unenforceability could reasonably be expected to result in a Material Adverse Effect; or

                  (e) (i) any grant of a Lien contained hereunder or under any Financing Document shall cease or otherwise fail to be effective to grant a Lien to the Trustee on any material portion of the Collateral described therein, or shall cease to be perfected or be a first priority security interest, or (ii) any creditor of the Issuer (other than the Trustee or the Holders) shall assert any right or interest with respect to the Collateral and such assertion of rights or interests could reasonably be expected to result in a Material Adverse Effect, or (iii) the Issuer's right to receive payments with respect to the Collateral shall otherwise be terminated or impaired and such termination or impairment of the right to receive payments could reasonably be expected to result in a Material Adverse Effect; or

                  (f) the Issuer shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admit in writing its inability, or be generally unable, to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code, (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts or (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against the Issuer in an involuntary case under the Federal Bankruptcy Code; or

                  (g) a proceeding or case shall be commenced without the application or consent of the Issuer in any court of competent jurisdiction seeking (i) its liquidation, reorganization, dissolution, winding-up or the composition or readjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Issuer under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for a period of sixty (60) or more consecutive days, or any order for relief against the Issuer shall be entered in an involuntary case under the Federal Bankruptcy Code; or

                  (h) it becomes unlawful for the Issuer to perform any of its obligations under this Indenture, any Security Document, or any Bond, or any of its obligations hereunder or thereunder ceases to be valid, binding and enforceable, unless such event or occurrence could not reasonably be expected to result in a Material Adverse Effect; or

                  (i) any of the Amended and Restated Power Purchase Agreement, the EP Guaranty or the Funding Agreement shall at any time (prior to its scheduled expiration) for any reason be terminated or abrogated; or

                  (j) a judgment or judgments for the payment of money in excess of $15 million in the aggregate, which is not adequately covered by insurance or a payment or performance bond, shall be entered against the Issuer and such judgment or judgments shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

                  (k) the Issuer shall fail to observe or perform any covenant or provision of Section 3(b) of the Registration Rights Agreement (pursuant to which the Issuer shall be obligated to use commercially reasonable efforts to continue the effectiveness of the Registration Statement) and such failure shall continue for a period of at least thirty (30) days after the date notice thereof shall have been given to the Issuer by the Trustee or the Majority Holders.

                  SECTION 702. Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default (other than a Bankruptcy Event of Default) occurs and is continuing, then and in every such case the Trustee, upon the direction of Holders of no less than twenty-five percent (25%) of the Outstanding Bonds (for an Event of Default specified in clauses (a) and (b) of Section 701) or the Majority Holders (for any other Event of Default), shall declare the principal amount of all the Bonds to be due and payable immediately, by a notice in writing to the Issuer (and to the Trustee, if given by the Holders), and upon any such declaration such principal amount, any accrued and unpaid interest, any Make-Whole Premium previously due and owing by the Issuer in connection with an optional redemption pursuant to Section 1302, and all other amounts payable under the Bonds shall become immediately due and payable.

                  (b) If a Bankruptcy Event of Default occurs, the principal amount of, any accrued interest on, any Make-Whole Premium previously due and owing by the Issuer in connection with an optional redemption pursuant to
Section 1302, and all other amounts payable under the Bonds then Outstanding shall become immediately due and payable.

                  (c) In addition, if one or more of the Events of Default (other than a Bankruptcy Event of Default) shall have occurred and be continuing, the Trustee may accelerate the maturity of the Bonds as provided in clause (a) of this Section 702 notwithstanding the absence of direction from the Holders if in the judgment of the Trustee such action is necessary to protect the interests of the Holders.

                  (d) At any time after the principal of the Bonds shall have become due and payable upon a declared acceleration as provided in this Section 702, and before any judgment or decree for the payment of the money so due, or any portion thereof, shall be entered, the Majority Holders, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if all Events of Default giving rise to such acceleration have been cured or waived.

                  (e) At any time after a declaration of acceleration under this Indenture, but before a judgment or decree for payment of the principal amount of the Bonds then due has been obtained by the Trustee, the Issuer by written notice to a Responsible Officer of the Trustee, may rescind and annul such declaration and its consequences if:

                  (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                           (A) all overdue interest on all the Bonds;

                           (B) all unpaid principal of and Make-Whole Premium,
                  if any, on any Outstanding Bonds that have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Bonds;

                           (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest and overdue principal at the rate borne by the Bonds; and

                           (D) all sums paid or advanced by the Trustee under
                  this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (ii) all Defaults and Events of Default, other than the non-payment of amounts of principal of, Make-Whole Premium, if any, or interest on the Bonds that have become due solely by such declaration of acceleration have been cured or waived as provided in Section 718.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

                  SECTION 703. Remedies Upon an Event of Default. If any Event of Default shall have occurred and be continuing and acceleration shall have occurred pursuant to Section 702, the Trustee may, subject in each case to the provisions of Section 807, exercise any or all of the rights and remedies granted to it in any Security Document. Without limiting the generality of the foregoing, the Issuer expressly agrees that in any such event the Trustee, without demand of performance or any other demand, advertisement or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon the Issuer or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by applicable law), may, and at the written instruction of the Majority Holders shall, subject to the provisions of any law or regulation having the force of law: (a) collect, receive and appropriate any or all of the Collateral and exercise any right, remedy, power or privilege of the Issuer under any Material Agreement; (b) set off against all amounts due and payable hereunder with funds held in the Accounts; (c) proceed by suit at law or in equity to seek specific performance of any obligation of the Issuer; (d) take possession of the Collateral forthwith or any time thereafter, in which case the Issuer shall marshal and deliver the Collateral to the Trustee or its designee at such time or times and such place or places as the Trustee may reasonably specify; (e) subject to the provisions of Section 704, forthwith sell, lease, assign, give an option or options to purchase or otherwise dispose of and deliver all or any part of the Collateral (or contract to do so) at one or more public or private sales, at any exchange, broker's board or at any of the Trustee's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk; (f) institute legal proceedings for the appointment of a receiver with respect to any or all of the Collateral or with respect to the Issuer; or (g) proceed by suit at law or in equity to foreclose upon, or appoint a receiver with respect to, the Collateral or exercise any other right or remedy (including specific performance of the Issuer's obligations under the Financing Documents) available under applicable law. The Trustee may sell any or all of the Collateral as provided above at any private or public sale, it being hereby agreed that twenty
(20) Business Days' notice by the Trustee to the Issuer shall be deemed to be reasonable notice of any such sale. The Issuer hereby waives, to the extent permitted by applicable law, any claims against the Trustee arising by reason of the fact that the price at which Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale.

                  SECTION 704. Certain Sales of Collateral. In connection with the exercise of any remedies under Section 703(e) the Trustee will not sell the Collateral or any portion thereof without the written consent of all of the Holders of the Bonds Outstanding unless the proceeds of such sale will be sufficient to satisfy all of the outstanding principal amount, accrued and unpaid interest, Make-Whole Premium, if any, and all other amounts due and payable under the Bonds.

                  SECTION 705. No Marshaling. To the extent that it lawfully may, the Issuer hereby agrees that it will not at any time plead, claim or take the benefit of any appraisement, valuation, stay, extension, moratorium or redemption law now or hereafter in force and any requirement of marshaling in the event of foreclosure of the security interests hereby created, the effect of which might be to prevent or delay the enforcement of any Security Document or the absolute sale of the whole or any part of the Collateral or the possession thereof by the Trustee or any purchaser at any sale by the Trustee. The Issuer, for itself and all who may claim under the Issuer, as far as the Issuer may lawfully do so, hereby waives and releases the benefit of all such laws. Except as otherwise expressly provided in this Indenture, to the extent permitted by applicable law, the Issuer hereby waives presentment, demand, protest or any notice of any kind in connection with, and not expressly set forth in, any Security Document or herein.

                  SECTION 706. Trustee May Recover Unpaid Indebtedness After Sale of Collateral. Subject to Section 114, in the case of a sale of the Collateral and of the application of the proceeds of such sale to the payment of the indebtedness secured by this Indenture and the Security Documents, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Bonds, for the benefit of the Holders thereof, and upon any other portion of the indebtedness remaining unpaid, including the Make-Whole Premium, if any, with interest at the rates specified in the respective Bonds on the overdue principal, Make-Whole Premium, if any, and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

                  SECTION 707. Recovery of Judgment Does Not Affect Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Collateral, or upon any other property, shall in any manner or to any extent affect any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers or remedies shall continue unimpaired as before.

                  SECTION 708. Collection of Indebtedness and Suits for Enforcement by Trustee. (a) The Issuer covenants that if:

                      (i) default is made in the payment of any installment of interest on any Bond when such interest becomes due and payable and such default continues for a period of thirty (30) days, or

                      (ii) default is made in the payment of the principal of or Make-Whole Premium, if any, on any Bond when such becomes due and payable,

the Issuer will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Bonds, the whole amount then due and payable on such Bonds for principal, Make-Whole Premium, if any, and interest, and interest on any overdue principal, Make-Whole Premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Bonds, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  (b) If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, at the direction of the Holders as set forth herein, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Issuer or any other obligor upon the Bonds and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer or any other obligor upon the Bonds, wherever situated.

                  (c) If an Event of Default with respect to the Bonds occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Bonds by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 709. Trustee May File Proofs of Claim. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Bonds or the Property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal, Make-Whole Premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                      (i) to file and prove a claim for the whole amount of principal (and Make-Whole Premium, if any) and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                      (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 806.

                  (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 710. Trustee May Enforce Claims Without Possession of Bonds. All rights of action and claims under this Indenture or the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders.

                  SECTION 711. Application of Money Collected. Any money collected by the Trustee pursuant to this Article Seven or the Security Documents (other than any Additional Bonds Net Proceeds, which shall not be Collateral under the terms of this Indenture or any other Financing Document, but shall be deposited into the Collections Account and, notwithstanding the provision of this Section 711, shall immediately be distributed to Mesquite) shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or Make-Whole Premium, if any) or interest, upon presentation of the Bonds and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  (a) First, to the payment of all amounts due to the Trustee and each predecessor Trustee, if any, under Section 806;

                  (b) Second, to the payment of the amounts then due and unpaid for principal of (Make-Whole Premium, if any) and any interest on the Bonds in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts then due and payable on such Bonds for principal (Make-Whole Premium, if any) and any interest, respectively;

                  (c) Third, to the payment of all amounts due and payable to PSE&G under the Amended and Restated Power Purchase Agreement and to EPM under the EPM Power Purchase Agreement and the Administrative Services Agreement, as the case may be, as set forth in an Officer's Certificate or as determined by a court of competent jurisdiction; and

                  (d) Fourth, to the Issuer.

                  SECTION 712. Limitation on Suits. No Holder of any Bond shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (b) the Majority Holders shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Majority Holders;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders.

                  SECTION 713. Unconditional Right of Holders to Receive Principal, Make-Whole Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Fourteen), of the principal of (Make-Whole Premium, if any, on) and (subject to Section 309) interest on, such Bond on the respective Stated Maturities expressed in such Bond (or, in the case of redemption, on the Redemption Date), including any interest accrued during any grace period provided in Section 701, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 714. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 715. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds in clause (e) of Section 308, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 716. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this

Article Seven or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 717. Control by Holders. (a) The Majority Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, that such Majority Holders have provided the Trustee with indemnity acceptable to the Trustee against the costs, expenses (including reasonable attorneys' fees and expenses) and liabilities to be incurred in following such direction and that direction shall not be in conflict with any law and the provisions of this Indenture and provided, further, that (subject to the provisions of Section 801) the Trustee shall have the right to decline to follow any such direction if such directions are unclear or inconsistent with any other directives given to the Trustee or if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by a Responsible Officer of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders so affected not joining in the giving of said direction, it being understood that (subject to Section 801) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                  (b) Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by the Majority Holders.

                  SECTION 718. Waiver of Past Defaults. (a) The Majority Holders may on behalf of the Holders of all the Bonds waive any past default, except a default in the payment of the principal of (Make-Whole Premium, if any) or any interest on any Bond or in respect of a covenant or provision hereof that cannot be modified or amended without the unanimous affirmative vote of all Holders.

                  (b) Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; provided, that no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 719. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that the Issuer will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 720. Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. Within forty-five (45) days after a Responsible Officer assigned to the Corporate Trust Office of the Trustee obtains actual knowledge of the occurrence of any Default hereunder, the Trustee shall transmit by mail to all Holders as their names shall appear on the Security Register, in the manner and to the extent provided in Trust Indenture Act Section 313(c), notice of such Default hereunder, unless such Default shall have been cured or waived; provided, that except in the case of a default in the payment of the principal of, Make-Whole Premium, if any, or interest on any Bond, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

                  SECTION 721. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including reasonable attorneys' fees and expenses) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that the provisions of this
Section 721 shall not apply to any suit instituted by the Trustee, or the Issuer to any suit instituted by any Holder or group of Holders, holding in the aggregate more than ten percent (10%) in principal amount of the Outstanding Bonds, or any suit instituted by any Holder for the enforcement of the payment of the principal of (Make-Whole Premium, if any) or interest, if any, on any Bond on or after the respective due dates expressed in such Bond (or, in the case of redemption, on or after the Redemption Date).

                                 ARTICLE EIGHT

                                   THE TRUSTEE

                  SECTION 801. Duties and Responsibilities of the Trustee; During Default; Prior to Default. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                         (i) during the continuance of an Event of Default:

                           (A) the duties and obligations of the Trustee shall
                  be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (B) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, that in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                        (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be conclusively determined by a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; and

                        (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 717 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (c) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such liability is not assured to it.

                  SECTION 802. Certain Rights of Trustee. Subject to the provisions of Section 801:

                  (a) the Trustee and, as applicable, the Accounts Agent, may conclusively rely and shall be fully protected in acting or refraining from acting in reliance upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate, Issuer Request or Issuer Order (unless other evidence in respect thereof be herein specifically prescribed), and any Management Committee's Consent may be sufficiently evidenced to the Trustee by a copy thereof certified by the secretary or a Member of the Issuer;

                  (c) the Trustee may consult with counsel of its selection and any advice of counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder or under any Security Document in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or under any other Financing Document at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, notice, security or other paper or document unless requested in writing so to do by the Majority Holders; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee, any predecessor trustee or the Holders of any Outstanding Bonds, shall be repaid by the Issuer upon demand;

                  (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder or under any other Financing Document either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (g) neither the Trustee nor the Accounts Agent shall be liable for any action taken, suffered or omitted by either of them in good faith and believed by the Trustee or the Accounts Agent, as the case may be, to be authorized or within the discretion or rights or powers conferred upon the Trustee or the Accounts Agent, as the case may be, by this Indenture;

                  (h) except during the continuance of an Event of Default, the Trustee need perform only those duties as are specifically set forth in this Indenture;

                  (i) the Trustee is hereby authorized and directed to enter into the Security Documents;

                  (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Bonds and this Indenture; and

                  (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder and under the Security Documents.

                  SECTION 803. Trustee Not Responsible for Recitals or Issuance of Bonds. Other than as specifically provided in the Trustee recitals of this Indenture, the recitals contained herein and in the Bonds, except for the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of any disclosure document or offering materials or of the Bonds. Neither the Trustee nor its agents appointed in accordance with the provisions hereof shall be accountable for the use or application by the Issuer of the Bonds or the proceeds thereof.

                  SECTION 804. May Hold Bonds. The Trustee, any Paying Agent, the Registrar or any other agent of the Issuer or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Trust Indenture Act Sections 310(b) and 311, may otherwise deal with the Issuer with the same rights it would have if it were not the Trustee, any Paying Agent, the Registrar or any other agent of the Issuer or such agent and, subject to Sections 809 and 813, if operative, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee, any Paying Agent, the Registrar or any other agent of the Issuer.

                  SECTION 805. Money Held In Trust. All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any agent of the Issuer shall be under any liability for interest on any moneys received by it hereunder except as otherwise agreed with the Issuer.

                  SECTION 806. Compensation and Indemnification of Trustee, Accounts Agent, Paying Agent and Registrar and Its Prior Claim. (a) The Issuer covenants and agrees to pay to the Trustee, the Accounts Agent and to each Paying Agent and Registrar, and the Trustee, the Accounts Agent and each Paying Agent and Registrar shall be entitled to, such compensation as set forth in any fee agreement between the

Issuer and the Trustee entered into in connection with the execution and delivery of this Indenture by the parties hereto or in connection with the issuance of the Bonds (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expenses, disbursement or advance as may arise from its negligence or bad faith. As security for such payment and for all of the other obligations of the Issuer set forth in this Section 806 (and any fees referred to in Section 816), the Trustee shall have a security interest and Lien prior to the Bonds upon all Collateral. The provisions of this Section 806 shall survive the resignation or removal of the Trustee and the termination of the other provisions of this Indenture.

                  (b) The Issuer also covenants to indemnify the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors, officers, directors, employees, representatives and agents for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors, officers, directors, employees, representatives and agents) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration or enforcement of this Indenture and under the other Financing Documents or the trusts hereunder and its duties hereunder and the other Financing Documents, including any liability which the Trustee, the Accounts Agent or any Paying Agent or Registrar may incur as a result of failure to withhold, pay or report any tax, assessment or other governmental charge and the costs and expenses of defending itself against or investigating any claim of liability in the promises. The obligations of the Issuer under this Section 806(b) to compensate and indemnify the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors and to pay or reimburse the Trustee, the Accounts Agent and each Paying Agent and Registrar and their respective predecessors for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the termination, satisfaction and discharge of this Indenture. References herein to the "Trustee" shall be deemed to also refer to the Trustee acting in its capacity as Accounts Agent, Paying Agent, Registrar or in any other capacity as contemplated herein or in any Financing Document.

                  (c) Where the Trustee incurs expenses or renders services in connection with a Bankruptcy Event of Default, such expenses (including reasonable attorneys' fees and expenses) and the compensation for the services are intended to constitute expenses of administration under applicable federal or state bankruptcy, insolvency or other law.

                  SECTION 807. Right of Trustee to Rely on Officer's Certificate, Etc. Subject to Sections 801 and 802, whenever in the administration of the trusts of this

Indenture the Trustee, or in the carrying out of its duties under Article Five, the Accounts Agent, shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Trustee or the Accounts Agent, as the case may be, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee or the Accounts Agent, as the case may be, and such certificate, in the absence of bad faith on the part of the Trustee or the Accounts Agent, as the case may be, shall be full warranty to the Trustee or the Accounts Agent, as the case may be, for any action taken, suffered or omitted by the Trustee or the Accounts Agent, as the case may be, under the provisions of this Indenture upon the faith thereof.

                  SECTION 808. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and (2) and which shall have a combined capital and surplus of at least one hundred fifty million Dollars ($150,000,000). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 808, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with the provisions of the Trust Indenture Act Section 310(b). If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 808, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Eight.

                  SECTION 809. Qualification of Trustee; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall, upon the occurrence of an Event of Default, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  SECTION 810. Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee may at any time resign by giving written notice of resignation to the Issuer and by mailing written notice thereof by first-class mail, postage prepaid, to all Holders at their last addresses as they shall appear on the Security Register specifying the day upon which the resignation is to take effect, and such resignation will take effect immediately upon the later of the appointment of a successor trustee pursuant to this Article Eight and such specified day. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee satisfying the requirements of Section 808 by written instrument in duplicate, executed by authority of the Members of the Issuer, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within thirty (30) days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Bond or Bonds for at least six (6) months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                     (i) the Trustee shall fail to comply with the provisions of
         Section 809 and Trust Indenture Act Section 310(b) after written request therefor by the Issuer or by any Holder who has been a bona fide Holder for at least six (6) months, except when the Trustee's duty to resign is stayed in accordance with the provisions of Trust Indenture Act Section 310(b); or

                     (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 808 and shall fail to resign after written request therefor by the Issuer or by any Holder who has been a bona fide Holder for at least six (6) months; or

                     (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may, by Management Committee's Consent, remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Members, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 811, unless the Trustee's duty to resign is stayed as provided herein, any Holder who has been a bona fide Holder for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.

                  (c) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, by a Management Committee's Consent, shall promptly appoint a successor trustee satisfying the requirements of Section 808. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor trustee shall be appointed by an Act of the Majority Holders delivered to the Issuer and the retiring Trustee, the successor trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor trustee and to that extent supersede the successor trustee appointed by the Issuer. If no successor trustee shall have been so appointed by the Issuer or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.

                  (d) It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as an indenture trustee in such jurisdiction.

                  (e) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor trustee in the manner provided for in Section 106. Each notice shall include the name of the successor trustee and the address of its Corporate Trust Office.

                  (f) The Holders, by Act of the Majority Holders, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 104 of the action in that regard taken by the Majority Holders.

                  (g) No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to any of the provisions of this
Section 810 shall become effective until the acceptance of appointment by the successor trustee as provided in Section 811.

                  SECTION 811. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor trustee, every such successor trustee so appointed shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on the request of the Issuer or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

                  (b) Upon request of any such successor trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in clause (a) of this Section 811.

                  (c) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article Eight.

                  SECTION 812. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be otherwise qualified and eligible under this Article Eight, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor trustee had itself authenticated such Bonds; and in case at that time any of the Bonds shall not have been authenticated, any successor trustee may authenticate such Bonds either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Bonds or in this Indenture provided that the certificate of the Trustee shall have; provided, further, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Bonds in the name of any predecessor trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 813. Preferential Collection of Claims Against Issuer. If and when the Trustee shall be or become a creditor of the Issuer (or any other obligor under the Bonds), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Issuer (or any such other obligor), excluding any creditor relationships described in Trust Indenture Act Section 311(b). A Trustee who has resigned or has been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein.

                  SECTION 814. No Liability for Clean-up of Hazardous Materials.
(a) In the event that the Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Trustee's sole discretion may cause the Trustee to be considered an "owner or operator" under the provisions of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. Sections 9601, et seq., or otherwise cause the Trustee to incur liability under CERCLA or any other federal, state or local law, the Trustee reserves the right to, instead of taking such action, either resign as Trustee or arrange for the transfer of the title or control of the asset to a court appointed receiver.

                  (b) The Trustee shall not be liable to the Issuer or Holders or any other person for any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Trustee's actions and conduct as authorized, empowered and directed hereunder or relating to the discharge, release or threatened release of hazardous materials into the environment, except to the extent of the Trustee's negligence or willful misconduct.

                  SECTION 815. Accounts Agent, Registrar and Paying Agent. Insofar as such provisions may be applicable, the Accounts Agent, the Registrar, the Paying Agent and any other agent appointed in accordance with the provisions hereof shall enjoy the same protections, immunities and indemnities as are provided for in this Article Eight with respect to the Trustee.

                  SECTION 816. Filing Fees. The Issuer agrees to pay or to reimburse the Trustee for any and all amounts in respect of all filing, recording and registration fees which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of the Financing Documents and agrees to save the Trustee harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such fees. The obligations of the Issuer under this Section 816 shall survive the resignation or removal of the Trustee and the termination of the other provisions of this Indenture.

                  SECTION 817. Fee Agreement. The Fee Agreement provides for the compensation of the Trustee hereunder for its services as such, and the Trustee will not look to the holders of the Bonds for any payment for such services, provided, that this Section 817 shall not alter the provisions of Section 502(b)(i) or the lien provided in Section 806(a).

                                  ARTICLE NINE

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ISSUER

                  SECTION 901. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. If the Trustee is not the Registrar, the Issuer shall furnish to the Trustee at least five (5) Business Days before each Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders. The Trustee may conclusively rely upon such list provided by the Issuer until otherwise notified by the Issuer or such list is amended by the Issuer.

                  SECTION 902. Disclosure of Names and Addresses of Holders. Every Holder of Bonds, by receiving and holding the same, agrees with the Issuer and the Trustee that none of the Issuer or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312(b).

                  SECTION 903. Reports by Trustee. (a) Within sixty (60) days after May 1 of each year commencing with the first May 1 after the first issuance of Bonds pursuant to this Indenture, the Trustee shall transmit to the Holders in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 1 if required by Trust Indenture Act
Section 313(a).

                  (b) The Trustee shall transmit to the Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), a brief report, if required, by Trust Indenture Act Section 313(b).

                  (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Bonds are listed, with the Commission and with the Issuer. The Issuer shall promptly notify the Trustee when any Bonds are listed on any stock exchange.

                  SECTION 904. Reports by Issuer. (a) The Issuer shall:

                      (i) file with the Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act or, if the Issuer is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
         Section 13 of the Securities Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                      (ii) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                      (iii) transmit to all Holders, in the manner and to the extent provided in Trust Indenture Act Section 313(c), within thirty
         (30) days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Issuer pursuant to paragraphs (i) and (ii) of clause (a) of this
         Section 904 as may be required by rules and regulations prescribed from time to time by the Commission.

                  (b) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                                  ARTICLE TEN

              SUPPLEMENTS AND AMENDMENTS TO INDENTURE AND SECURITY
                                   DOCUMENTS

                  SECTION 1001. Without Vote of Holders. Without the vote or approval of any Holders, the Issuer, when authorized by or pursuant to a Management

Committee's Consent, and the Trustee, at any time and from time to time, may amend or supplement this Indenture, any Security Documents or the Bonds, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Issuer and the assumption by any such successor of the covenants of the Issuer contained herein and in the Bonds; or

                  (b) to add to the covenants of the Issuer for the benefit of the Holders or to surrender any right or power herein conferred upon the Issuer; or

                  (c) to add any additional Events of Default; or

                  (d) to secure the Bonds with additional collateral; or

                  (e) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee and to add to or change any of the provisions hereof as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee; or

                  (f) to cure any ambiguity, to correct or supplement any provision hereof which may be inconsistent with any other provision in this Indenture provided, that such action shall not adversely affect the interests of the Holders in any material respect; or

                  (g) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Bonds; provided, that any such action does not adversely affect the interests of the Holders in any material respect.

                  SECTION 1002. With Consent of Holders. (a) With the consent of the Majority Holders, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, when authorized by or pursuant to a Management Committee's Consent, and the Trustee may amend or supplement this Indenture or the Bonds for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Bonds or of modifying in any manner the rights of the Holders under this Indenture; provided, that no such amendment or supplement shall, without the consent of the Holder of each Outstanding Bond,

                      (i) change the Stated Maturity of the principal of, or any installment of interest on, any Bond;

                      (ii) reduce the principal amount of any Bond, or any Make-Whole Premium payable upon the redemption of any Bond, or reduce the rate of interest on any Bond, including discharge of repayment of principal of or interest on any Bond;

                      (iii) reduce the percentage in principal amount of Outstanding Bonds, the consent of the Holders of which is required for the adoption of a resolution or the quorum required at any meeting of Holders at which a resolution is adopted or the percentage in principal amount of Outstanding Bonds the Holders of which are entitled to request the calling of a Holder's meeting;

                      (iv) change the percentage rules established for adopting resolutions at meetings of Holders or regarding the quorum necessary to constitute a meeting;

                      (v) modify any of the provisions of this Section 1002 and
         Section 718, except to increase any percentage specified herein or therein;

                      (vi) change the place or coin or currency for payment of principal of, or Make-Whole Premium, if any, or interest on, any Bond;

                      (vii) impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or any Redemption Date or Payment Date therefor;

                      (viii) permit the creation of any Lien with respect to all or any substantial portion of the Collateral, or release or terminate the Lien of the Security Documents on all or any substantial portion of the Collateral or deprive any Holder of the security afforded by the Lien of the Security Documents, except to the extent expressly permitted by this Indenture or any of the Security Documents;

                      (ix) modify the ranking or priority of the Bonds; or

                      (x) waive a default in the payment of principal of, Make-Whole Premium, if any, or interest on, the Bonds.

                  (b) It shall not be necessary for any Act of Holders under this Section 1002 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 1003. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any amended or supplemental indenture permitted by this Article Ten or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 1004. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article Ten, (a) this Indenture or the applicable Security Document shall be modified in accordance therewith, (b) such supplemental indenture, amendment, modification or waiver shall form a part of this Indenture or the applicable Security Document (as the case may be) for all purposes and (c) every Holder of Bonds theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION 1005. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article Ten shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 1006. Reference in Bonds to Supplemental Indentures. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Ten may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer, and, upon receipt of an Issuer Order, authenticated and delivered by the Trustee, in exchange for Outstanding Bonds. Failure to make the appropriate notation or to issue a new Bond shall not affect the validity of such supplemental indenture, amendment, modification or waiver.

                  SECTION 1007. Notice of Supplemental Indentures. Promptly after the execution by the Issuer and the Trustee of any supplemental indenture, amendment, modification or waiver pursuant to the provisions of Section 1002, the Issuer shall give notice thereof to the Holders, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture, amendment, modification or waiver.

                                 ARTICLE ELEVEN

                              AFFIRMATIVE COVENANTS

                  SECTION 1101. Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of, interest on, and Make-Whole Premium, if any, on the Bonds in accordance with the terms of the Bonds and this Indenture.

                  SECTION 1102. Maintenance of Office or Agency. (a) The Issuer will maintain in the Borough of Manhattan, the City of New York, and in each Place of Payment, an office or agency where Bonds may be presented or surrendered for payment, where Bonds may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served.

                  (b) The Issuer will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee and the Issuer hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

                  (c) The Issuer may also from time to time designate one or more other offices or agencies where Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in accordance with the requirements set forth above for such purposes. The Issuer will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 1103. Maintenance of Existence, Properties. (a) The Issuer shall preserve and maintain its legal existence and form and all registrations necessary therefor.

                  (b) The Issuer shall preserve and maintain all of its licenses, rights, privileges and franchises necessary for the conduct of its business and the performance of its obligations under the Material Agreements and the Financing Documents, except to the extent failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 1104. Payments of Taxes and Other Claims. The Issuer shall pay and discharge or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Issuer, and all lawful claims or obligations which, if unpaid, might by law become a Lien upon the Property of the Issuer; provided, that the Issuer will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate funds have been set aside.

                  SECTION 1105. Material Agreements. The Issuer will enforce all of its rights, powers and remedies under each of the Material Agreements, unless the failure to enforce such rights, powers and remedies could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 1106. Notice of Certain Events. The Issuer shall furnish to the Trustee:

                  (a) within 120 days after the end of each fiscal year of the Issuer ending after the date hereof, an Officer's Certificate of a Responsible Officer stating that (i) no Default has occurred and is continuing (or if any such Default has occurred and is continuing, describing such Default in reasonable detail and describing the steps being taken to remedy such Default) and (ii) the Issuer is in compliance with all conditions and covenants under this Indenture, the Bonds and the other Financing Documents to which it is a party; and

                  (b) each of the following items promptly after the Issuer learns of the occurrence or existence thereof:

                      (i) written notice of the occurrence of any event or condition which constitutes a Default or an Event of Default, stating that such event or condition has occurred and describing it and any action being or proposed to be taken with respect thereto;

                      (ii) any actually proposed amendment, termination, rescission, discharge (other than by performance) or waiver under or with respect to any Financing Document or Material Agreement;

                      (iii) written notice of any Force Majeure Event under the Amended and Restated Power Purchase Agreement;

                      (iv) any written notice requiring the Issuer to make any indemnity payments under any Material Agreement;

                      (v) written notice of any material litigation filed against the Issuer; and

                      (vi) written notice of any change which could be reasonably expected to result in a Material Adverse Effect.

With respect to the information and documents required to be delivered to the Trustee pursuant to clauses (a) and (b) of this Section 1106, the Issuer hereby further covenants and agrees to deliver or cause to be delivered any such documents and information (i) to each Holder who makes a request in writing to the Issuer and (ii) to any beneficial holder who makes a request in writing to the Issuer (which request may indicate that it is a continuing request for such information until further notice from a Holder or such owner of a beneficial interest in a Global Bond to the contrary) for such documents or information. Delivery of such reports, information and documents to the Trustee is for information purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein (other than an expressly stated notice of Default or Event of Default) or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder.

                  SECTION 1107. Compliance with Laws and Other Agreements. The Issuer shall comply with (a) all applicable laws, rules, regulations, orders and directions of any Governmental Agency having jurisdiction over it or its business and (b) all of its covenants and obligations contained in any agreement to which the Issuer is a party, unless, in each case, the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 1108. Maintenance of Books and Records. The Issuer shall at all times maintain proper books, accounts and records in accordance with GAAP. The Issuer shall permit the Trustee and its representatives, upon reasonable notice and during normal business hours, to visit its premises and inspect all books, accounts and records of the Issuer.

                  SECTION 1109. Approvals. The Issuer will maintain in full force and effect and comply in all respects with the conditions and obligations under all applicable Government Approvals which it has obtained or which may from time to time become necessary in connection with any of (a) the execution, delivery and performance in accordance with their respective terms of the Material Agreements or the Financing Documents to which it is a party, and (b) the taking of any action contemplated hereby or thereby, in each case except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Issuer will make all required filings as a public utility under the FPA on or prior to the time such filings are required to be made and shall take all actions, if required, necessary to maintain its FERC market-based rate authority.

                  SECTION 1110. Rule 144A Information for the Holders. At any time when the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act, upon the request of a Holder, the Issuer shall promptly furnish to such Holder or to a prospective purchaser who is a qualified institutional buyer of such Bond designated by such Holder, as the case may be, information specified in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information") in order to permit compliance by such Holder with Rule 144A in connection with the resale of such Bond by such Holder; provided, that the Issuer shall not be required to furnish Rule 144A Information in connection with any request made on or after the date which is two (2) years from the later of (a) the date such Bond (or any Predecessor Bond) was acquired from the Issuer or (b) the date such Bond (or any Predecessor Bond) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Securities Act; provided, further, that the Issuer shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "United States Person" within the meaning of Regulation S under the Securities Act if such Bond may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto).

                  SECTION 1111. Recording. (a) The Issuer shall cause, at its own expense, this Indenture and each of the Security Documents, and all amendments or supplements thereto, to be registered, recorded and filed or re-recorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law in order fully to preserve and protect the security interests created under the Security Documents and to effectuate and preserve the security therein granted to the Trustee hereunder for the benefit of the Holders.

                  (b) Without prejudice to the above, the Issuer will comply with all applicable provisions of the Trust Indenture Act, including Trust Indenture Act Sections 314(b) and (d).

                  SECTION 1112. Further Assurances. The Issuer shall, at its own cost and expense, execute and deliver, and cause to be executed and delivered, to the


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

Trustee all such documents, instruments and agreements, and do all such other acts and things as may be reasonably required to preserve the Liens in favor of the Trustee with the required first-ranking priority and to enable the Trustee to exercise and enforce its rights under this Indenture, the Security Documents and the other documents, instruments and agreements required under this Indenture and to carry out the intent of this Indenture and the other Financing Documents.

                  SECTION 1113. Collateral. The Issuer shall take all actions necessary to maintain and preserve the perfection and priority of all Liens in favor of the Trustee on the Collateral, and shall from time to time execute or cause to be executed and filed any and all further instruments (including financing statements required by the Uniform Commercial Code, continuation statements and similar statements with respect to the Liens in favor of the Trustee created by the Financing Documents) as are necessary to maintain and preserve such Liens, or which the Trustee may reasonably request.

                  SECTION 1114. Performance of Obligations. The Issuer may contract with other Persons to assist it in performing its duties under this Indenture and the other Financing Documents, and any performance of such duties by a Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. As of the Closing Date, the Issuer has contracted with EPM to assist the Issuer in performing its duties under this Indenture and the other Financing Documents and any action taken by EPM on behalf of the Issuer to assist it in performing its duties under this Indenture and the other Financing Documents shall be deemed to be action taken by the Issuer.

                  SECTION 1115. Return of Monies Held by Trustee. (a) On any date on which the principal of any Bond becomes due in full, if the outstanding principal of such Bond, together with all interest accruing thereon to the due date, and any other amounts payable by the Issuer to the Trustee or the Holders under this Indenture or any other Financing Document, have been finally and irrevocably paid to the Trustee for the benefit of the Holders, all interest on such Bonds shall cease to accrue on the date of such payment.

                  (b) Moneys so deposited with the Trustee or then held by the Issuer in trust for the payment of the principal of, Make-Whole Premium, if any, or interest on, any Bond which remain unclaimed two (2) years after the date that all amounts payable by the Issuer to the Trustee or to the Holders under this Indenture or any other Financing Document has been finally and irrevocably paid to the Trustee for the benefit of the Holders, shall, at the request of the Issuer if at the time, to the knowledge of the Trustee, no Event of Default shall have occurred and be continuing, be paid to the Issuer and the Holders shall thereafter look solely to the Issuer for payment with respect to amounts deposited with the Trustee and returned to the Issuer pursuant to this Section 1115(b).

                  SECTION 1116. Schedule and Delivery of Energy under the Amended and Restated Power Purchase Agreement. The Issuer shall schedule and deliver (a) the full amount of annual energy deliveries set forth on Exhibit 1 to the Amended and Restated Power Purchase Agreement in the year set forth therein, and


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

(b) the minimum energy deliveries set forth in Article V(C) of the Amended and Restated Power Purchase Agreement in accordance with the terms thereof.

                                 ARTICLE TWELVE

                               NEGATIVE COVENANTS

                  SECTION 1201. Liens. The Issuer shall not create, incur, assume or permit to exist any Lien upon any of the Collateral, other than the Liens created by this Indenture and the Security Documents, unless the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 1202. Indebtedness. (a) The Issuer shall not create, assume, incur or otherwise become or remain obligated in respect of, or permit to remain outstanding, any Indebtedness, except for Indebtedness represented by the Bonds.

                  (b) The Issuer shall not issue Additional Bonds unless

                           (i) the price at which the Additional Bonds are issued does not cause such Additional Bonds to have "original issue discount" within the meaning of
                           Section 1273 of the Internal Revenue Code of 1986, as amended;

                           (ii) after giving effect to such issuance of Additional Bonds, the projected minimum and average Debt Service Coverage Ratio is no less than 1.03 to 1.00;

                           (iii) the Initial Credit Ratings of the Initial Bonds are affirmed by the Rating Agencies;

                           (iv) the Rating Agencies extend such Initial Credit Ratings to the Additional Bonds; and

                           (v) the Additional Bonds shall be subject to a Subsequent Registration Rights Agreement, containing substantially the same terms and conditions as provided in the Registration Rights Agreement.

                  SECTION 1203. Guaranties. The Issuer shall not at any time be or become obligated, contingently or otherwise, with respect to any Guaranty.

                  SECTION 1204. Transactions With Affiliates. The Issuer shall not effect any transaction with any of its Affiliates on a basis more favorable to such Affiliate than would at the time be obtainable for a comparable transaction on an arm's-length dealing with an unrelated third party, except for
(a) the Material Agreements entered into on or before the Closing Date or (b) in connection with any restructuring of the assets of Mesquite.


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

                  SECTION 1205. Investments, Loans and Advances. The Issuer shall not purchase, hold or acquire any capital stock, evidences of Indebtedness or other securities of, make or permit to exist any loans or advances to or make or permit to exist any investment or other interest in, any other Person, except Permitted Investments.

                  SECTION 1206. Material Agreements; Additional Contracts. (a) The Issuer shall not assign any of its rights or obligations under any Material Agreement nor will the Issuer amend in any respect or terminate or suffer any such amendment or termination of, or grant any waiver of material and timely performance with respect to, or agree to the assignment of the rights or obligations of any party to, any Material Agreement; provided, that the Issuer may make amendments to the Material Agreements which are of a routine, ministerial or administrative nature to the extent that what is contemplated under any such amendment is not otherwise expressly prohibited hereunder or could reasonably be expected to result in a Material Adverse Effect; provided, however, that any amendment or modification to any Material Agreement which extends or modifies the time for payment due thereunder shall not be deemed to be an amendment of a routine, ministerial or administrative nature.

                  (b) The Issuer shall not become a party to any contract, lease, agreement or instrument other than the agreements expressly identified in the definitions of Material Agreements and Financing Documents to the extent such action could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 1207. Fundamental Change. The Issuer shall not (a) sell, lease, transfer or otherwise dispose of any of its right, title or interest in or to the Collateral, unless the failure to so comply could not reasonably be expected to result in a Material Adverse Effect, (b) conduct any business or own any assets other than the business and assets conducted and owned by it as of the Closing Date, (c) directly or indirectly merge or consolidate with any other person, liquidate, wind up, terminate, reorganize or dissolve itself, or otherwise wind up, (d) change its legal form or (e) establish any subsidiary.

                  SECTION 1208. Restricted Payments. Except as permitted in accordance with the conditions set forth in Section 401 and in clause (vii) of
Section 502(b), the Issuer shall not, directly or indirectly, (a) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to its Members or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(c) set aside or otherwise segregate any amounts for any such purpose. The Issuer will not, directly or indirectly, make payments to or distributions from the Collections Account except in accordance with this Indenture and the Financing Documents.


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

                                ARTICLE THIRTEEN

                               REDEMPTION OF BONDS

                  SECTION 1301. Applicability of Article. Bonds shall be redeemable (in whole or in part) before their Stated Maturity in accordance with the terms of such Bonds and in accordance with this Article Thirteen.

                  SECTION 1302. Election to Redeem; Notice to Trustee. The Issuer may, at any time and from time to time, elect to redeem any Bonds, such election to be evidenced by or pursuant to a Management Committee's Consent. In case of any redemption at the election of the Issuer, the Issuer shall, at least sixty (60) days prior to the Redemption Date fixed by the Issuer (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Bonds to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Bonds to be redeemed pursuant to Section 1303.

                  SECTION 1303. Selection by Trustee of Bonds to Be Redeemed.
(a) If less than all the Bonds are to be redeemed, the particular Bonds to be redeemed shall be selected not more than sixty (60) days prior to the Redemption Date by the Trustee, from the Outstanding Bonds not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Bonds; provided, that no such partial redemption shall reduce the portion of the principal amount of a Bond not redeemed to less than the minimum authorized denomination for Bonds established pursuant to Section 302.

                  (b) The Trustee shall promptly notify the Issuer in writing of the Bonds selected for redemption and, in the case of any Bonds selected for partial redemption, the principal amount thereof to be redeemed.

                  (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bond redeemed or to be redeemed only in part, to the portion of the principal amount of such Bond which has been or is to be redeemed.

                  SECTION 1304. Notice of Redemption. (a) Notice of redemption shall be given in the manner provided for in Section 106 not less than thirty
(30) nor more than sixty (60) days prior to the Redemption Date, to each Holder of Bonds to be redeemed, but failure to give such notice in the manner herein provided to the Holder of any Bond designated for redemption in whole or in part, or any defect in the notice of any such Holder, shall not affect the validity of the proceedings for the redemption of any other Bond or portion thereof.

                  (b) Any notice that is mailed to the Holders in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.


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

                  (c) All notices of redemption shall state:

                         (i) the Redemption Date,

                         (ii) the Redemption Price,

                         (iii) if less than all the Outstanding Bonds are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Bonds to be redeemed,

                         (iv) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section 1306) will become due and payable upon each Bond, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

                         (v) the Place of Payment where such Bonds, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price.

                  (d) Notice of redemption of Bonds to be redeemed at the election of the Issuer shall be given by the Issuer or, at the Issuer's request made not less than fifteen (15) days prior to the latest date such notice of redemption may be given, by the Trustee in the name and at the expense of the Issuer.

                  SECTION 1305. Deposit of Redemption Price. Not later than one
(1) Business Day before any Redemption Date, the Issuer shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Bonds which are to be redeemed on that date.

                  SECTION 1306. Bonds Payable on Redemption Date. (a) Notice of redemption having been given in accordance with Section 1304, the Bonds so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price thereof (together with accrued interest, if any, to the Redemption Date), and from and after such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price and accrued interest) such Bonds shall cease to bear interest. Upon surrender of any such Bond for redemption in accordance with said notice, such Bond shall be paid by the Issuer at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, that installments of interest on Bonds whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Bonds, or one or more Predecessor Bonds, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 310.

                  (b) If any Bond called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and Make-Whole Premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest set forth in the Bond.


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

                  SECTION 1307. Bonds Redeemed in Part. Any Bond which is to be redeemed only in part (pursuant to the provisions of this Article Thirteen or of Article Fourteen) shall be surrendered at a Place of Payment therefor (with, if the Issuer or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Issuer shall execute, and, upon receipt of an Issuer Order, the Trustee shall authenticate and deliver to the Holder of such Bond without service charge, a new Bond or Bonds, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered.

                                ARTICLE FOURTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                  SECTION 1401. Issuer's Option to Effect Defeasance or Covenant Defeasance. The provisions of this Article Fourteen shall apply to the Bonds, and the Issuer may, at its option by a Management Committee's Consent, effect defeasance of the Bonds under Section 1402, or covenant defeasance under Section 1403 in accordance with this Article Fourteen.

                  SECTION 1402. Defeasance and Discharge. Upon the Issuer's exercise of the option provided in Section 1401 applicable to this Section 1402 the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Bonds on the date the conditions set forth in Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Bonds, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Bonds and this Indenture insofar as such Bonds are concerned (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of such Outstanding Bonds to receive, solely from the trust fund described in Section 1404(a) and as more fully set forth in such Section, payments in respect of the principal of and interest and Make-Whole Premium, if any, on such Bonds when such payments are due; (b) the Issuer's obligations with respect to such Bonds under Sections 305, 306, 307, 308, and 1102; (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (d) this Article Fourteen. Subject to compliance with this Article Fourteen, the Issuer may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403.

                  SECTION 1403. Covenant Defeasance. Upon the Issuer's exercise of the option provided in Section 1401 applicable to this Section 1403, (a) the Issuer shall be released from its obligations under Sections 1104 through 1116, inclusive, and Sections 1201 through 1208, inclusive and (b) the occurrence of any event specified in Section 701(c) (with respect to any of Sections 1104 through 1116, inclusive, and

Sections 1201 through 1208, inclusive) shall be deemed not to be an Event of Default on or after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or clause, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or clause or by reason of reference in any such Section or clause to any other provision herein or in any other document and any such omission shall not be deemed to be an Event of Default, but, the remainder of this Indenture and such Bonds shall be unaffected thereby.

                  SECTION 1404. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 1402 or
Section 1403 to the Outstanding Bonds:

                  (a) The Issuer shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 808 who shall agree to comply with the provisions of this Article Fourteen applicable to such trustee) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders, an amount sufficient, in the opinion of a internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and installment of interest on the Outstanding Bonds on the Stated Maturity (or Redemption Date, if applicable) of such principal (Make-Whole Premium, if any) or installment of interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Bonds on the day on which such payments are due and payable in accordance with the terms of this Indenture and of the Bonds.

                  (b) In the case of an election under Section 1402, the Issuer shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of Outstanding Bonds will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                  (c) In the case of an election under Section 1403, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Outstanding Bonds will not recognize gain or loss for United States federal income tax purposes as a result of such covenant defeasance and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.


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

                  (d) The Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that the Bonds, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (e) No Default or Event of Default with respect to the Bonds shall have occurred and be continuing on the date of such deposit or, insofar as Bankruptcy Events of Default are concerned, at any time during the period ending on the one hundred twenty-first (121st) day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                  (f) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 809 and for purposes of the Trust Indenture Act with respect to any securities of the Issuer.

                  (g) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Issuer is a party or by which it is bound.

                  (h) The Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with, and that such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an "investment company," as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

                  SECTION 1405. Deposited Money to Be Held in Trust; Other Miscellaneous Provisions. (a) All money (or other property as may be provided hereunder) (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (collectively for purposes of this Section 1405, the "Trustee") pursuant to Section 1404 in respect of Outstanding Bonds shall be held in trust and applied by the Trustee, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of all sums due and to become due thereon in respect of principal (Make-Whole Premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

                  (b) Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer from time to time upon Issuer Request any money (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article Fourteen.


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

                  SECTION 1406. Reinstatement. If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1405 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Indenture and the Bonds shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1405; provided, that if the Issuer makes any payment of principal of (Make-Whole Premium, if any, on) or interest on any Bond following the reinstatement of its obligations, the Issuer shall be subrogated to the rights of the Holders of such Bond to receive such payment from the money held by the Trustee or Paying Agent.

                                ARTICLE FIFTEEN

                          MEETINGS OF HOLDERS OF BONDS

                  SECTION 1501. Purposes for Which Holders' Meetings May Be Called. A meeting of Holders may be called at any time and from time to time pursuant to this Article Fifteen for any of the following purposes:

                  (a) to give any notice to the Issuer or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to Article Seven;

                  (b) to remove the Trustee pursuant to Section 810;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 1002; or

                  (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Bonds under any other provision of this Indenture or under applicable law.

                  SECTION 1502. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders to be held at such time and at such place in the Borough of Manhattan, the City of New York, for any purpose specified in
Section 1501 as the Trustee at the time shall determine. Notice of every meeting of Holders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meetings shall be given by the Trustee, in the manner provided in Section 106, not less than twenty (20) nor more than one hundred twenty (120) days prior to the date fixed for the meeting, to the Holders.

                  SECTION 1503. Issuer and Holders May Call Meeting. In case the Issuer, pursuant to a Management Committee's Consent, or the Holders of at least ten (l0%) percent in aggregate principal amount of the Bonds then outstanding, shall have requested the Trustee to call a meeting of Holders, by written request setting forth in general terms the action proposed to be taken at the meeting, and the Trustee shall not have made the mailing of the notice of such meeting within twenty (20) days after receipt of such request, then the Issuer or the Holders in the amount above specified may determine the time and the place in the Borough of Manhattan, the City of New York, for such meeting and may call such meeting to take any action authorized in Section 1501 by giving notice thereof as provided in Section 1502.

                  SECTION 1504. Persons Entitled to Vote at Meeting. To be entitled to vote at any meeting of Holders a person shall be (a) a Holder of one or more Bonds or (b) a person appointed by an instrument in writing as proxy for a Holder. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Issuer and its counsel.

                  SECTION 1505. Determination of Voting Rights: Conduct and Adjournment of Meeting. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Bonds and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in said Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any bank, banker, trust company or firm satisfactory to the Trustee.

                  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer or by Holders as provided in Section 1503, in which case the Issuer or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Bonds represented at the meeting and entitled to vote.

                  (c) At any meeting, each Holder of a Bond or a proxy shall be entitled to one vote for each $1,000 principal amount of Bonds held or represented by it. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. Any meeting of Holders duly called pursuant to Section 1502 or 1503 may be adjourned from time to time to a place, date and time announced at such meeting, and the meeting may be held as so adjourned without further notice.

                  (d) At any meeting duly called pursuant to this Article Fifteen, the presence of persons holding or representing Bonds in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum; provided, that if less than a quorum be present, the persons holding or representing a majority of the Bonds represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

                  SECTION 1506. Counting Votes and Recording Action of Meeting. The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or of their representatives by proxy and the serial numbers and principal amounts of the Bonds held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502. The record shall show the serial numbers of the Bonds voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

           [The remainder of this page was left blank intentionally.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    CEDAR BRAKES II, L.L.C.,
                                    as Issuer



                                    By: /s/ John L. Harrison
                                        --------------------------------------
                                        Name:  John L. Harrison
                                        Title: Senior Vice President and Chief
                                               Financial Officer



                                    BANKERS TRUST COMPANY,
                                    as Trustee, Accounts Agent,
                                    Paying Agent and Registrar



                                    By: /s/ Daniel G. Ulrich
                                        --------------------------------------
                                        Name:  Daniel G. Ulrich
                                        Title: Vice President

                                                                       EXHIBIT A

                                   DEFINITIONS


                  "Account Transfer Payment" means the amounts that are to be transferred from the Liquidity Account to the Collections Account pursuant to
Section 503(b) of this Indenture.

                  "Accountant" means a Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

                  "Accounts" has the meaning specified in Section 501 of this Indenture.

                  "Accounts Agent" means the Person named as the "Accounts Agent" in Section 501(a) of this Indenture until a successor Accounts Agent shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Accounts Agent" shall mean such successor Accounts Agent.

                  "Act" when used with respect to any Holder, has the meaning specified in Section 104 of this Indenture.

                  "Additional Bonds" means, collectively, any senior secured bonds of the Issuer issued pursuant to this Indenture after the Closing Date pursuant to Section 312 and subject to Section 1202(b) of this Indenture for so long as such securities constitute Restricted Securities.

                  "Additional Interest" has the meaning specified in Section 301(b) of this Indenture.

                  "Additional Bonds Net Proceeds" means net proceeds of any Additional Bonds issued under the Indenture.

                  "Administrative Services Agreement" means the Administrative Services Agreement, dated as of December 12, 2001, between EPM and the Issuer as originally executed and as it may from time to time be supplemented, amended or restated pursuant to the applicable provisions thereof.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Amended and Restated Power Purchase Agreement" means the Amended and Restated Power Purchase Agreement, dated as of May 23, 2001, between PSE&G and the Issuer as originally executed and as it may from time to time be supplemented, amended or restated pursuant to the applicable provisions thereof.

                  "Article IV(B) Payments" has the meaning specified in the EPM Power Purchase Agreement.

                  "Article V(E) Capacity Payments" has the meaning specified in the EPM Power Purchase Agreement.

                  "Article V(E) Energy Payments" has the meaning specified in the EPM Power Purchase Agreement.

                  "Assignment and Security Agreement" means the Assignment and Security Agreement among the Issuer, the Trustee and the Accounts Agent, for the benefit of the Holders, dated as of December 12, 2001, as originally executed and as it may from time to time be supplemented, amended or restated pursuant to the applicable provisions thereof.

                  "Bankruptcy Event of Default" means the events described in clause (f) or (g) of Section 701 of this Indenture.

                  "Bonds" means, collectively, the Initial Bonds, the Additional Bonds, if any, the Exchange Bonds, if any, the Private Exchange Bonds, if any, and the Unrestricted Bonds, treated as a single class of securities, as amended or supplemented from time to time in accordance with the terms of this Indenture, that are authenticated and delivered pursuant to this Indenture; individually, a "Bond."

                  "Business Day" means, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the same jurisdiction as the Corporate Trust Office of the Trustee or of any relevant Place of Payment or other relevant location are authorized or obligated by law or executive order to close.

                  "Capacity" has the meaning ascribed thereto under the EPM Power Purchase Agreement.

                  "Clearstream Luxembourg" means Clearstream Bank, Societe anonyme.

                  "Closing Date" means the date of issuance and delivery of the Initial Bonds which date shall be December 12, 2001.

                  "Collateral" has the meaning specified in the Granting Clause of this Indenture.

                  "Collections" means (a) all amounts payable to the Issuer from PSE&G pursuant to the Amended and Restated Power Purchase Agreement; (b) all amounts payable by EPM pursuant to Article V(F) of the EPM Power Purchase Agreement with respect to Energy Shortfall Liquidated Damages; (c) all amounts payable by EPM pursuant to Article V(E) of the EPM Power Purchase Agreement with respect to
Article V(E) Capacity Payments and Article V(E) Energy Payments; (d) all amounts payable by EPM pursuant to Article IV(B) of the EPM Power Purchase Agreement with respect to Article IV(B) Payments; (e) all amounts payable by EP pursuant to the EP Guaranty with respect to Energy Shortfall Liquidated Damages, Article IV(B) Payments, Article (V)(E) Capacity Payments and Article V(E) Energy Payments; (f) all amounts payable by EP pursuant to the Funding Agreement with respect to Additional Interest; and (g) all earnings on Permitted Investments made with funds in any Account.

                  "Collections Account" has the meaning set forth in Section 502(a) of this Indenture.

                  "Commission" means the U.S. Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Consent" means, individually, the EPM Consent, the PSE&G Consent and the EP Consent; collectively, the "Consents."

                  "Corporate Trust Office" means the corporate trust office of the Trustee, at which, at any particular time, its corporate trust business shall be principally administered, which office on the date of execution of this Indenture is located at 4 Albany Street, New York, New York 10006, except that with respect to presentation of Bonds for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

                  "Damages and Indemnity Account" shall have the meaning set forth in Section 504(a) of this Indenture.

                  "Debt Service Coverage Ratio" means, for any period, the quotient of (a) Net Collections for such period over (b) Mandatory Debt Service for such period.

                  "Default" means any condition or event that, with the giving of notice or lapse of time or both, would become an Event of Default.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

                  "DTC" means The Depository Trust Company, its nominees and successors.

                  "DTC Participants" or "Participants" has the meaning set forth in Section 306(b) of this Indenture.

                  "Energy" has the meaning ascribed thereto in the EPM Power Purchase Agreement.

                  "Energy Shortfall Liquidated Damages" has the meaning ascribed thereto in the EPM Power Purchase Agreement.

                  "EP" means El Paso Corporation, a corporation organized and existing under the laws of the State of Delaware.

                  "EP Consent" means the Consent and Agreement dated as of December 12, 2001 among EP, the Issuer and the Trustee.

                  "EP Guaranty" means the Guaranty dated as of December 12, 2001 by EP in favor of the Issuer with respect to EPM's obligations under the EPM Power Purchase Agreement and the Administrative Services Agreement.

                  "EPM" means El Paso Merchant Energy, L.P., a limited partnership organized and existing under the laws of the State of Delaware.

                  "EPM Consent" means the Consent and Agreement, dated as of December 12, 2001, among EPM, the Issuer and the Trustee.

                  "EPM Payments" for any month, means the amount payable to EPM by the Issuer pursuant to the EPM Power Purchase Agreement for Energy and Capacity provided to the Issuer by EPM in such month.

                  "EPM Power Purchase Agreement" means the Power Purchase Agreement, dated October 1, 2001, as amended on November 26, 2001, between the Issuer and EPM.

                  "Euroclear" means the accounts of purchasers at the Euroclear System.

                  "Event of Default" has the meaning specified in Section 701 of this Indenture.

                  "Exchange Bonds" means the 9.875% Series B Senior Secured Bonds due 2013 to be issued in exchange for the Initial Bonds pursuant to the Registration Rights Agreement or any Additional Bonds pursuant to the Subsequent Registration Rights Agreement.

                  "Exchange Offer" means the offer that may be made by the Issuer pursuant to the Registration Rights Agreement to the Holders of the Initial Bonds to exchange their Initial Bonds for the Exchange Bonds.

                  "Federal Bankruptcy Code" means Title XI of the United States Code or any other Federal Bankruptcy Code hereafter in effect.

                  "Fee Agreement" means the Letter Agreement, dated as of December 11, 2001 between the Issuer and the Trustee.

                  "FERC" means the Federal Energy Regulatory Commission and any successor thereto.

                  "Financing Document" means, individually, the Indenture, each Security Document, each Bond, the Fee Agreement, any and all purchase agreements, registration rights agreements, filings and such other instruments evidencing, securing or relating in any way to the Collateral or any Financing Document, as shall from time to time be executed and delivered to the Trustee by or on behalf of the Issuer or any other Person pursuant to or as contemplated by this Indenture; collectively, the "Financing Documents."

                  "Fitch" means Fitch, Inc.

                  "Force Majeure Event" shall mean an event of "Force Majeure" as described in Article XI of the Amended and Restated Power Purchase Agreement.

                  "FPA" means the Federal Power Act of 1920, as amended.

                  "Funding Agreement" means the Funding Agreement, dated as of December 12, 2001, between EP and the Issuer.

                  "GAAP" means, as of any date of determination, generally accepted accounting principles then in effect in the United States of America, applied on a consistent basis.

                  "Global Bond" or "Global Bonds" collectively or individually, as the case may be, has the meaning set forth in Section 201(g) of this Indenture.

                  "Global Bond Holder" has the meaning set forth in Section 306(a) of this Indenture.

                  "Governmental Agency" means any public legal entity or public agency of the United States, whether created by federal, state or local government or any other legal entity now existing or hereafter created, or now or hereafter owned or controlled, directly or indirectly, by any public legal entity or public agency of the United States.

                  "Government Approval" means any authorization, approval, consent, waiver, exception, license, filing, registration, ruling, permit, tariff, certification, exemption and other action or requirement by or with any Governmental Agency. Without limiting the generality of the foregoing, with respect to the Issuer, Governmental Approvals shall include the approval from the FERC pursuant to Section 205 of the FPA for the rates to be charged by the Issuer under the Amended and Restated Power Purchase Agreement.

                  "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  "Guaranty" of or "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, that the terms Guarantee and Guaranty shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

                  "Holder" means the Person in whose name a Bond is registered in the Security Register.

                  "Indebtedness" means with respect to any Person, (a) any liability of such Person (i) for borrowed money, or under any reimbursement obligation relating to a letter of credit, or (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (iii) for the payment of money relating to any obligations under any capital lease of real or personal property which has been recorded as a capitalized lease obligation, (b) all redeemable stock issued by such Person (the amount of Indebtedness represented by any involuntary liquidation preference plus accrued and unpaid dividends), (c) any liability of others described in the preceding clause (a) that the Person has guaranteed or that is otherwise its legal liability; and (d) (without duplication) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a), (b) and (c) above. For purposes of determining any particular amount of Indebtedness under this definition, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

                  "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Independent," when used with respect to any specified Person, means a Person who (a) is in fact independent of the Issuer and any other obligor upon the Bonds and of any Affiliate of the Issuer or of such other obligor, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in any Affiliate of the Issuer or of such other obligor and (c) is not connected with the Issuer or any such other obligor or any Affiliate of the Issuer or of such other obligor as an officer, member employee, promoter, underwriter, trustee, partner, director or Person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                  "Independent Investment Banker" means Credit Suisse First Boston Corporation or its successor.

                  "Initial Bonds" means, collectively, the 9.875% Series A Senior Secured Bonds due 2013 of the Issuer issued on the Closing Date for so long as such securities constitute Restricted Securities.

                  "Initial Credit Ratings" the ratings assigned by the Rating Agencies to the Initial Bonds as of the date of Closing.

                  "Interest Payment Date" means the first (1st) calendar day of each March and September commencing on and from September 1, 2002 (or if any such day is not a Business Day, then the next succeeding Business Day).

                  "Issuer" means the Person named as the "Issuer" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

                  "Issuer Request" or "Issuer Order" means a written request or order signed in the name of the Issuer by its President or a Vice President or the President or Vice President of EPM acting on behalf of the Issuer and delivered to the Trustee.

                  "Letter of Credit" means any Letter of Credit provided pursuant to, and complying with the conditions specified therefor under, Section 503 of this Indenture.

                  "Lien" means any security interest, mortgage, pledge, hypothecation, assignment, assignment in trust, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code of any state of the United States or comparable law of any jurisdiction).

                  "Liquidity Account" has the meaning specified in Section 503(a) of this Indenture.

                  "Liquidity Deficiency" has the meaning specified in Section 503(b) of this Indenture.

                  "Liquidity Reserve Required Balance" means, as at any date, an amount equal to the greater of (a) the maximum amount of interest due and payable in respect of the Bonds in any subsequent semi-annual period during the term of the Bonds and (b) $14,250,000.

                  "Majority Holders" means Holders of not less than fifty-one percent (51%) in aggregate principal amount of Outstanding Bonds.

                  "Make-Whole Premium" means, with respect to any Bond subject to optional redemption pursuant to Section 1302 of this Indenture, an amount equal to the Discounted Present Value calculated for any Bond called for redemption less the unpaid principal amount of that Bond; provided, that the Make-Whole Premium shall not be less than zero; provided, further, that a Make-Whole Premium shall not be due for any reason, or result from any event, other than in connection with an optional redemption of the Bonds pursuant to
Section 1302 of this Indenture as expressly set forth in the Bonds. For purposes of this definition, the "Discounted Present Value" of any Bond subject to redemption shall be equal to the discounted present value of all principal and interest payments scheduled to become due in respect of that Bond after the date of this redemption, calculated by an Independent Investment Banker using a discount rate equal to the sum of (a) the yield to maturity on the United States treasury security having an average life equal to the remaining average life of that Bond and trading in the secondary market at the price closest to par and
(b) fifty (50) basis points; provided, that, if there is no United States treasury security having an average life equal to the remaining average life of that Bond, this discount rate shall be calculated using a yield to maturity interpolated or extrapolated on a straight-line basis (rounding to the nearest month, if necessary) from the yields to maturity for two United States treasury securities having average lives most closely corresponding to the remaining average life of that Bond and trading in the secondary market at the price closest to par.

                  "Management Committee" means the management committee of the Issuer.

                  "Management Committee's Consent" means a copy of a consent certified by a Responsible Officer of the Issuer to have been duly adopted by the Management Committee and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Mandatory Debt Service" for any period means all scheduled interest (including Additional Interest) and principal payments and fees payable during such period in respect of the Bonds.

                  "Material Adverse Effect" means an event, occurrence or condition which has or could reasonably be expected to have a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) of the Issuer, EP or PSE&G, (b) the rights or remedies of the Trustee or Holders under the Financing Documents, (c) the ability of any of the Issuer, EP or PSE&G to perform its obligations under the Financing Documents or the Material Agreements to which it is a party or (d) the validity, enforceability or priority of the Liens on the Collateral.

                  "Material Agreement" means, individually, the Amended and Restated Power Purchase Agreement, the EPM Power Purchase Agreement, the Administrative Services Agreement, the Funding Agreement, the EP Guaranty, the EP Consent, the EPM Consent and the PSE&G Consent collectively, the "Material Agreements."

                  "Maturity," when used with respect to any Bond, means the date on which the principal of such Bond or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

                  "Member" means any member of the Issuer; collectively, the "Members" of the Issuer.

                  "Mesquite" means Mesquite Investors, L.L.C., a limited liability company established under the laws of the State of Delaware.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Net Collections" for any period means, the excess, if any of the (a) the sum of the Collections and the Account Transfer Payments over (b) any amount payable during such period pursuant to clauses (i) and (ii) of
Section 502(b).

                  "Non-U.S. Person" means a Person that is not a "U.S. Person" as defined in Regulation S and certified to the Trustee and the Registrar by such Person.

                  "Notice of an Actionable Event" means (a) a certificate of any Holder that an Event of Default has occurred or (b) whether or not any certificate or notice thereof shall have been delivered to the Trustee, a Bankruptcy Event of Default. A Notice of an Actionable Event has been "given"
(i) in the case of a Bankruptcy Event of Default, when such Bankruptcy Event of Default occurs or (ii) in the case of any other Notice of an Actionable Event, when the certificate referred to in clause (a) of the immediately preceding sentence has actually been received by a Responsible Officer of the Trustee. A Notice of an Actionable Event has been "rescinded" when, after a Notice of an Actionable Event (other than in connection with a Bankruptcy Event of Default) has been given, the Majority Holders have subsequently delivered to a Responsible Officer of the Trustee a certificate stating that such Event of Default has been waived or cured or when, after a Bankruptcy Event of Default, such Bankruptcy Event of Default is no longer continuing and a Responsible Officer of the Trustee has received a certificate to this effect from the Majority Holders or the Issuer, provided, that a Notice of an Actionable Event may not be rescinded without the consent of the Holders of all of the Bonds unless all amounts of interest on the Bonds and all payments on account of the principal of and Make-Whole Premium (if any) on the Bonds (with interest on such principal, Make-Whole Premium (if any) and, to the extent permitted by law, on overdue payments of interest, at the rates specified herein and the Bonds with respect to overdue payments) and an additional amount sufficient to reimburse the Holders for the reasonable costs and expenses incurred in connection with the giving and rescinding of any such Notice of an Actionable Event shall have been paid prior to the entry of any judgment in respect of such amounts. A Notice of an Actionable Event is "outstanding" at all times after such Notice of an Actionable Event has been given until such time, if any, as such Notice of an Actionable Event has been rescinded.

                  "Officer's Certificate" means a certificate signed by the president or any Vice President of the Issuer or any of the foregoing officers of EPM acting on behalf of the Issuer, as the case may be, and by the controller or the treasurer or the secretary of the Issuer or any of the foregoing officers of EPM acting on behalf of the Issuer, as the case may be, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Issuer or EPM, acting on behalf of the Issuer, including an employee of the Issuer or EPM, acting on behalf of the Issuer, and who shall be acceptable to the Trustee.

                  "Outstanding," when used with respect to Bonds, means, as of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture, except:

                           (a) Bonds theretofore cancelled by the Trustee or
                  delivered to the Trustee for cancellation;

                           (b) Bonds, or portions thereof, for whose payment or
                  redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer (if the Issuer shall act as its own Paying Agent) for the Holders of such Bonds; provided, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                           (c) Bonds, except to the extent provided in Sections
                  1402 and 1403 of this Indenture, with respect to which the Issuer has effected defeasance and/or covenant defeasance as provided in Article Fourteen; and

                           (d) Bonds which have been paid pursuant to Section
                  309 of this Indenture or in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture, other than any such Bonds in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Issuer;

provided, that for purposes of Section 303 of this Indenture and for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Trust Indenture Act Section 313, Bonds owned by the Issuer or any other obligor upon the Bonds or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer or any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor.

                  "Paying Agent" means the Trustee or any other Person (including the Issuer acting as Paying Agent) authorized by the Issuer to pay the principal of or interest on any Bonds on behalf of the Issuer.

                  "Payment Date" means an Interest Payment Date and/or a Principal Payment Date.

                  "Permanent Regulation S Global Bond" has the meaning set forth in Section 201(e) of this Indenture.

                  "Permitted Investments" means the following investments maturing, in each case, not less than one (1) Business Day before the Payment Date next following the date such investment is made; provided, that in the case of any investment pursuant to clause (b) of this definition which is made with the Trustee, such investment may mature on such Payment Date:

                           (a) any direct obligations of, or obligations fully and unconditionally guaranteed by, the United States of America, or any agency or instrumentality of the United States of America, the obligations of which are fully and unconditionally backed by the full faith and credit of the United States of America;

                           (b) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, or incorporated under the laws of any other jurisdiction, so long as at the time of such investment or contractual commitment providing for such investment the unsecured commercial paper or other unsecured short-term debt obligations of such depository institution or trust company have at least the Required Credit Rating from Moody's and Standard & Poor's;

                           (c) repurchase obligations with respect to any security described in clauses (a) or (b) above, in each case entered into with either (i) a depository institution or trust company (acting as principal) which in respect of its short-term unsecured debt has credit ratings of at least the Required Credit Rating from Moody's and Standard & Poor's or (ii) a money market fund maintained by a broker which in respect of its short-term unsecured debt has credit ratings of at least the Required Credit Rating from Moody's and Standard & Poor's;

                           (d) unsecured debt securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have at the time of such investment at least the Required Credit Rating from Moody's and Standard & Poor's;

                           (e) unsecured commercial paper which has at the time of such investment a rating of at least the Required Credit Rating from Moody's and Standard & Poor's; and

                           (f) investments in money market funds or money market mutual funds which have at the time of such investment at least the Required Credit Rating from Moody's and Standard & Poor's (including such funds for which the Trustee or any of its Affiliates is investment manager or advisor and for which the Trustee or any of its Affiliates may receive a fee).

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Physical Bond" or "Physical Bonds" collectively or individually, as the case may be, has the meaning set forth in Section 201(g) of this Indenture.

                  "Place of Payment" means, when used with respect to the Bonds, the place or places where the principal of (Make-Whole Premium, if any,) and interest on the Bonds are payable as specified as contemplated by Sections 301(e) and 1102 of this Indenture.

                  "Predecessor Bond" of any particular Bond means every previous Bond evidencing all or a portion of the same debt as that evidenced by such particular Bond and, for the purposes of this definition, any Bond authenticated and delivered under Section 308 of this Indenture in exchange for or in lieu of a mutilated, destroyed, lost or stolen Bond shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Bond.

                  "Principal Payment Date" means the first (1st) calendar day of each March and September commencing on and from September 1, 2002 (or if such day is not a Business Day, then the next succeeding Business Day).

                  "Private Exchange Bonds" has the meaning provided in the Registration Rights Agreement or the Subsequent Registration Rights Agreement.

                  "Private Placement Legend" has the meaning set forth in
Section 202(a) of this Indenture.

                  "Property" means any asset, revenue or any other property, whether tangible or intangible, real or personal, including, without limitation, any right to receive income.

                  "PSE&G" means Public Service Electric and Gas Company, a corporation organized and existing under the laws of the State of New Jersey.

                  "PSE&G Consent" means the Consent and Agreement, dated as of December 12, 2001, among PSE&G, the Issuer and the Trustee.

                  "QIB" means a "Qualified Institutional Buyer" under Rule 144A.

                  "Rating Agencies" means Fitch, Moody's and Standard & Poor's to the extent that, at the relevant time of determination, each such Rating Agency has an active rating in effect on the Bonds or, if fewer than all such Rating Agencies have a current rating in effect on the Bonds, each such Rating Agency that has an active rating in effect on the Bonds; provided, that if none of such Rating Agencies has a current rating in effect on the Bonds at any relevant time of determination, at least two (2) other internationally recognized rating institutions selected in good faith by the Management Committee.

                  "Redemption Date" when used with respect to any Bond to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" when used with respect to any Bond to be redeemed, means the price at which such Bond is to be redeemed pursuant to this Indenture.

                  "Registrar" means the Trustee, until a successor Registrar shall have become such pursuant to the applicable provisions of this Indenture, and, thereafter, "Registrar" shall mean such successor Registrar.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 7, 2001, between the Issuer and the initial purchaser of the Initial Bonds.

                  "Registration Statement" means a registration statement with respect to the Bonds meeting the requirements of the Securities Act.

                  "Regular Record Date," with respect to any Payment Date, means the date which is fifteen (15) Business Days immediately preceding such Payment Date.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Bond" has the meaning set forth in
Section 201(e) of this Indenture.

                  "Regulation S Physical Bond" has the meaning set forth in
Section 201(f) of this Indenture.

                  "Required Credit Rating" means A-1 (or its equivalent) or higher from Standard & Poor's and P-1 (or its equivalent) or higher from Moody's, as the case may be.

                  "Resale Restriction Termination Date" means the date which is two years after the later of the original issue date and the last date on which the Issuer or any Affiliate of the Issuer was the owner of a Bond (or any Predecessor Bond).

                  "Responsible Officer" means, with respect to any person other than the Trustee or the Issuer, a duly elected or appointed authorized and acting officer, agent or representative of such Person. "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any Vice President, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject. "Responsible Officer" when used with respect to the Issuer means, unless the context otherwise requires, the managing member, president, chief executive officer, chief financial officer, vice president, principal accounting officer or treasurer of the Issuer or any of the foregoing officers of EPM acting on behalf of the Issuer or other executive officer of the Issuer or EPM acting on behalf of the Issuer who in the normal performance of his or her operational duties would have knowledge of the subject matter relating to any certificate, report or notice to be delivered or given under this Indenture or knowledge of any Default or Event of Default thereunder.

                  "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3) under the Securities Act; provided, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Bond constitutes a Restricted Security.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Global Bond" has the meaning set forth in Section 201(d) of this Indenture.

                  "Rule 144A Information" has the meaning set forth in Section 1110 of this Indenture.

                  "Securities Act" means the Securities Act of 1933, as from time to time amended.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as from time to time amended.

                  "Security Document" means, individually, the Assignment and Security Agreement, the Consents and all UCC financing statements required by this Indenture in connection with the Collateral; collectively, the "Security Documents."

                  "Security Register" has the meaning specified in Section 305(a) of this Indenture.

                  "Shelf Registration Statement" means a shelf registration statement with respect to the Bonds meeting the requirements of the Securities Act.

                  "Special Record Date" for the payment of any defaulted principal or interest on the Bonds means a date fixed by the Trustee pursuant to
Section 309(c) of this Indenture.

                  "Standard & Poor's" means Standards & Poor's Rating Services.

                  "Stated Maturity" when used with respect to any Bond or any installment of principal thereof or interest thereon, means the date specified in such Bond as the fixed date on which the principal of such Bond or such installment of principal or interest is due and payable.

                  "Subsequent Closing Date" means the date of issuance and delivery of any Additional Bonds.

                  "Subsequent Registration Rights Agreement" means the Registration Rights Agreement between the Issuer and each purchaser of the Additional Bonds.

                  "Temporary Regulation S Global Bond" has the meaning set forth in Section 201(e) of this Indenture.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force on the date this Indenture was executed, except as provided in Section 1005 of this Indenture.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

                  "Trustee Fees" means the amount of fees, expenses and indemnities due to the Trustee, the Accounts Agent, each Paying Agent and the Registrar under this Indenture and the Fee Agreement.

                  "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York and any other jurisdiction the laws of which control the creation or perfection of security interests under the Security Documents.

                  "United States" or "U.S." means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                  "Unrestricted Bonds" means one or more Bonds that do not and are not required to bear the restrictive legends set forth in Section 202, including, without limitation, the Exchange Bonds.

                  "U.S. Person" has the meaning ascribed to such term in Regulation S and certified to the Trustee and the Registrar by such Person.

                  "U.S. Physical Bond" has the meaning set forth in Section 201(f) of this Indenture.

                  "Vice President" when used with respect to the Issuer or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "Vice President."

                  "Withdrawal Guaranty" has the meaning specified in Section 503(a) of this Indenture.

                                                                       EXHIBIT B

                              FORM OF FACE OF BOND
                            CEDAR BRAKES II, L.L.C.
            9.875% [SERIES A/SERIES B] SENIOR SECURED BOND DUE 2013


                                                              CUSIP [__________]


No. [__________]                                                   $[__________]


                  CEDAR BRAKES II, L.L.C., a Delaware limited liability company (the "Issuer," which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to [__________], or its registered assigns, the outstanding principal sum of [WRITTEN AMOUNT] ($[amount]), on or prior to September 1, 2013 or such earlier date as this Bond may be redeemed (the "Maturity Date"), such payment to be made in semi-annual installments on March 1 and September 1 in each year commencing on September 1, 2002, and ending on the Maturity Date set forth above (or if any such day is not a Business Day, then the next succeeding Business Day), each such installment to be in an amount equal to the Outstanding principal amount on the [Closing Date] [Subsequent Closing Date] multiplied by the percentage set forth opposite the applicable Payment Date on Annex A attached hereto (provided, that the portion of the principal amount remaining unpaid on the Maturity Date, together with all interest accrued and unpaid thereon, shall in any and all cases be due and payable on the Maturity Date), and to pay interest thereon from the [Closing Date] [Subsequent Closing Date] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1, in each year, commencing on September 1, 2002 (or, if any such day is not a Business Day, then the next succeeding Business Day), at a rate of 9.875% per annum, until the principal hereof is paid or made available for payment, plus additional interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of 1.0% per annum on any overdue principal and Make-Whole Premium and on any overdue installment of interest[; provided, that in the event that an Exchange Offer (as defined in the Registration Rights Agreement) has not been consummated or filed with respect to the Bonds, on or before the date which is two hundred seventy (270) days after the Closing Date or a Shelf Registration Statement (as defined in the Registration Rights Agreement) with respect to the Bonds, has not been filed or declared effective within the time period specified in the Registration Rights Agreement, additional interest shall accrue on the Bonds at the rate of 0.50% per annum (such additional interest, the "Additional Interest") from and including the date on which any such Registration Default (as defined in the Registration Rights Agreement) shall occur to but excluding the date on which all such Registration Defaults have been cured. All references to "interest" in this Bond include Additional Interest.] [IMMEDIATELY PRECEDING BRACKETED LANGUAGE TO APPEAR IN SERIES A BONDS ONLY] The principal and interest so payable, and punctually paid or duly provided for, on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date next preceding such Payment Date. Any such principal or interest not so punctually paid or duly provided for (collectively, "Defaulted Payments") will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Bond (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Payment to be fixed by the Issuer, notice whereof shall be given by the Trustee to Holders of Bonds not less than 10 days prior to such Special Record Date.

                  Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Terms used but not otherwise defined in this Bond shall have the meanings as defined in the Indenture. The provisions of this Bond do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Indenture.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Bond shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this Bond to be duly executed manually or by facsimile by its duly authorized officers.

Dated:
       --------------------


                                           CEDAR BRAKES II, L.L.C.

                                           By
                                               ---------------------------------
                                               Name:
                                               Title: [President/Vice President]



Attest:



By
    --------------------------------------
    Name:
    Title: [Secretary/Assistant Secretary]

                          CERTIFICATE OF AUTHENTICATION


Dated:
       ---------------------

                  This is one of the 9.875% [Series A/Series B] Senior Secured Bonds due 2013 of the Issuer described in the within-mentioned Indenture.


                                               Bankers Trust Company, as Trustee

                                               By
                                                  ------------------------------
                                                       Authorized Signatory

                          FORM OF REVERSE SIDE OF BOND
                             CEDAR BRAKES II, L.L.C.
             9.875% [SERIES A/SERIES B] SENIOR SECURED BOND DUE 2013


                           1. Principal and Interest.

                  The Issuer will pay the principal of this Bond on or prior to September 1, 2013, in the manner set forth on the face of this Bond.

                  The Issuer promises to pay accrued and unpaid interest on the principal amount of this Bond on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                  Principal of and interest on this Bond will be payable semi-annually (to the Holders of record of the Bonds (or any predecessor Bonds) at the close of business on the Regular Record Date immediately preceding the Principal Payment Date) on each Principal Payment Date and on each Interest Payment Date commencing September 1, 2002.

                  Interest on this Bond will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the [Closing Date] [Subsequent Closing Date]; provided, that if there is no existing default in the payment of interest and if this Bond is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                             2. Method of Payment.

                  The principal of, Make-Whole Premium, if any, and interest on the Bonds shall be payable and the Bonds shall be exchangeable and transferable at the office or agency of the Issuer in the Borough of Manhattan, the City of New York, maintained for such purposes (which initially shall be the Corporate Trust Office of the Trustee) or, at the option of the Issuer, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register; provided, that (a) all payments with respect to the Global Bonds and the Physical Bonds the Holders of which have given wire transfer instructions to the Trustee by the Regular Record Date shall be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof; (b) the payment of the final installment of principal of, or interest on, each Bond shall only be made upon presentation and surrender of such Bond at the Corporate Trust Office, or such other place as may be designated pursuant to the Indenture; and (c) pursuant to the Indenture, upon written request from any Holder of Outstanding Bonds in the aggregate principal amount of $1,000,0000 payments of interest on, or principal (other than the final payment of principal) of, such Bonds shall be made by wire transfer to such Holder. The Bonds will not be entitled to the benefit of any sinking fund.

                                 3. Registrar.

                  The Trustee will act as the Registrar.

                           4. Indenture; Limitations.

                  The Issuer issued the Bonds under an Indenture dated as of December 12, 2001 (the "Indenture"), between the Issuer and Bankers Trust Company, as trustee (the "Trustee"). The terms of the Bonds include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Bonds are subject to all such terms and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Bond and the terms of the Indenture, the terms of the Indenture shall control. The Indenture will not be qualified under the Trust Indenture Act; thus Holders of the Bonds will not be entitled to the protections provided under the Trust Indenture Act to holders of debt securities issued under a qualified indenture.

                  The Bonds are general obligations of the Issuer. The aggregate principal amount of the [Initial Bonds issued on the Closing Date is $431,407,000]. [Additional Bonds issued on the Subsequent Closing Date is $_____________________].

                            5. Optional Redemption.

                  The Bonds may be redeemed at the option of the Issuer, in whole or in part, at any time and from time to time at a Redemption Price equal to 100% of the Outstanding principal amount, plus accrued and unpaid interest to but excluding the Redemption Date, plus a Make-Whole Premium, if any.

                  Notice of a redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder to be redeemed at such Holder's last address as it appears in the Security Register. On and after the Redemption Date, interest ceases to accrue on Bonds or portions of Bonds called for redemption, unless the Issuer defaults in the payment of the Redemption Price described above.

                     6. Denominations; Transfer; Exchange.

                  The Bonds are issued only in registered form without coupons and initially only in minimum denominations of $100,000 and any integral multiple of $1,000 above that amount; provided, that initial purchases of the Bonds by purchasers who are institutional "accredited investors" who are not Qualified Institutional Buyers shall be in minimum amounts of $250,000; and provided, further that, after initial issuance, Bonds may be issued upon exchange or transfer in such amounts as may be necessary to evidence the entire unpaid principal amount of any Bond surrendered or exchanged. A Holder may register the transfer or exchange of Bonds in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not register the transfer or exchange of any

Bonds selected for redemption (except the unredeemed portion of any Bond being redeemed in part). Also, it need not register the transfer or exchange of any Bonds for a period of 15 days before a selection of Bonds to be redeemed is made.

                           7. Persons Deemed Owners.

                  A Holder may be treated as the owner of a Bond for all purposes.

                              8. Unclaimed Money.

                  If money for the payment of principal, Make-Whole Premium, if any, or interest remains unclaimed for two years after the date that all amounts payable by the Issuer to the Trustee or the Holders under any Financing Document have been finally and irrevocably paid to the Trustee for the benefit of the Holders, the Trustee will pay the money back to the Issuer at its request. After that, the Holders entitled to the money must look solely to the Issuer for payment and all liability of the Trustee will cease with respect to money deposited with the Trustee or held in trust by the Issuer and returned to the Issuer as unclaimed money.

                 9. Discharge Prior to Redemption or Maturity.

                  If the Issuer irrevocably deposits, or causes to be deposited, with the Trustee money sufficient to pay the then outstanding principal of, Make-Whole Premium, if any, and accrued and unpaid interest on the Bonds to redemption or maturity, the Issuer will be discharged from the Indenture and the Bonds, except in certain circumstances for certain sections thereof.

                       10. Amendment; Supplement; Waiver.

                  Subject to certain exceptions, the Indenture or the Bonds may be amended or supplemented with the consent of the Majority Holders, and any existing default or compliance with any provision may be waived with the consent of the Majority Holders (other than for a default in the payment of the principal of (Make-Whole Premium, if any) or any interest in any Bond or in respect of a covenant or provision of the Indenture that cannot be modified or amended without the unanimous affirmative vote of all Holders) of the principal amount of the Bonds then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Bonds to, among other things, cure any ambiguity, defect or inconsistency; provided, that such cure shall not materially adversely affect the interests of the Holders.

                           11. Restrictive Covenants.

                  The Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i) Indebtedness of the Issuer; (ii) restricted payments; (iii) transactions with Affiliates; (iv) fundamental change; and (v) compliance with Material Agreements.

                             12. Successor Persons.

                  When a successor person or other entity assumes all the obligations of its predecessor under the Bonds and the Indenture, the predecessor person will be released from those obligations.

                      13. Remedies for Events of Default.

                  If an Event of Default (other than a Bankruptcy Event of Default) occurs and is continuing, then and in every such case the Trustee, upon the direction of Holders of no less than 25% of the Outstanding Bonds (for an Event of Default with respect to a default in payment of principal, Make-Whole Premium, if any, or interest) or the Majority Holders (for any other Event of Default), shall declare the principal amount of all the Bonds to be due and payable immediately, by a notice in writing to the Issuer, and, upon any such declaration, such principal amount, any accrued and unpaid interest and all other amounts payable under the Bonds shall become immediately due and payable.

                  If a Bankruptcy Event of Default occurs, the principal amount of, any accrued interest on and all other amounts payable under the Bonds then Outstanding shall become immediately due and payable. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Bonds. Subject to certain limitations, the Majority Holders may direct the Trustee in its exercise of any trust or power.

                       14. Trustee Dealings with Issuer.

                  The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Bonds and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Issuer and its Affiliates as if it were not the Trustee; provided, that no conflicting interest results.

                    15. No Recourse Against Certain Others.

                  Except as otherwise specifically provided in the Material Agreements, no recourse under or upon any obligation, covenant or agreement contained in this Bond, the Indenture or any Security Document, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, member, manager, officer or director, as such, of the Issuer or the Issuer's Members or of any successor, either directly or through the Issuer or the Issuer's Members, as the case may be, or any successor, under any rule of law, statute, or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Bonds by the Holders thereof and as part of the consideration for the issuance of the Bonds. Nothing contained herein shall, however, limit the liability of any Person for any fraud, gross negligence or willful misconduct on their part.

                              16. Authentication.

                  This Bond shall not be valid until the Trustee manually signs the certificate of authentication on the other side of this Bond.

                               17. Governing Law.

                  The Indenture and this Bond shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to the principles thereof relating to conflicts of law except Section 5-1401 of the New York General Obligations Law.

                  The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to CEDAR BRAKES II, L.L.C., 1001 Louisiana Street, Houston, Texas 77002, Attention: President.

                                                                 ANNEX A to Bond


                       REPAYMENT SCHEDULE FOR INITIAL BOND


Principal Payment Date                     % Payable
----------------------                     ---------
September 1, 2002                            1.35%
March 1, 2003                                2.90%
September 1, 2003                            2.26%
March 1, 2004                                2.70%
September 1, 2004                            2.77%
March 1, 2005                                3.24%
September 1, 2005                            3.33%
March 1, 2006                                3.84%
September 1, 2006                            3.95%
March 1, 2007                                4.50%
September 1, 2007                            4.63%
March 1, 2008                                5.24%
September 1, 2008                            5.50%
March 1, 2009                                5.28%
September 1, 2009                            4.43%
March 1, 2010                                4.96%
September 1, 2010                            5.11%
March 1, 2011                                5.69%
September 1, 2011                            5.87%
March 1, 2012                                6.49%
September 1, 2012                            6.70%
March 1, 2013                                8.09%
September 1, 2013                            1.17%

                             Form of Transfer Notice



                (To be executed by the registered Holder if such
                     Holder desires to transfer this Bond)

To       [                         ]
          -------------------------
         [                         ]
          -------------------------
         [                         ]
          -------------------------
         Attention: [                         ]
                     -------------------------

                  FOR VALUE RECEIVED the undersigned registered Holder hereby sells, assigns and transfers unto:


Name of Assignee:
                  -----------------------------------------
Taxpayer Identification Number of Assignee:
                                            ---------------
(Please print or typewrite name and address including zip code of assignee)

         [                         ]
          -------------------------
         [                         ]
          -------------------------
         [                         ]
          -------------------------

the within Bond and all rights thereunder, hereby irrevocably constituting and appointing [____________________] attorney to transfer such Bond on the books of the Issuer with full power of substitution in the premises.


[THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES EXCEPT PERMANENT REGULATION S PHYSICAL BONDS]

                  In connection with any transfer of this Bond occurring prior to the date which is the earlier of the date of an effective Registration Statement or [__________] the undersigned confirms that without utilizing any general solicitation or general advertising that:

                  [Check One]

                  [ ] (a) this Bond is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                  or

                  [ ] (b) this Bond is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Bond and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Bond in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Dated:
        -----------------------
                                         By
                                             -----------------------------------
                                             NOTICE: The signature to this
                                             assignment must correspond with the
                                             name as written upon the face of
                                             the within-mentioned instrument in
                                             every particular, without
                                             alteration or any change
                                             whatsoever.



Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Bond for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
        -----------------------
                                         By
                                             -----------------------------------
                                             NOTICE: To be executed by an
                                             executive officer

                                                                       EXHIBIT C

                       FORM OF CERTIFICATE TO BE DELIVERED
                UPON TERMINATION OF RESTRICTED PERIOD ON OR AFTER
                                January 22, 2002



                                     [date]


Cedar Brakes II, L.L.C.
1001 Louisiana Street
Houston, Texas  77002
Attn:  Secretary

[                         ]
 -------------------------
[                         ]
 -------------------------
[                         ]
 -------------------------
Attn:  [                  ]
        ------------------

         Re: Cedar Brakes II, L.L.C. (the "Issuer") 9.875% Series A Senior Secured Bonds due 2013 (the "Bonds")

Ladies and Gentlemen:

                  This letter relates to U.S. $__________ principal amount of Bonds represented by the Regulation S Global Bond (as defined in this Indenture) which bears a legend outlining restrictions upon transfer of such Regulation S Global Bond. Pursuant to Section 202 of the Indenture (the "Indenture") dated as of December 12, 2001 relating to the Bonds, we hereby certify that we are (or we will hold such Bonds on behalf of) a person outside the United States to whom the Bonds could be transferred in accordance with Rule 904 of Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended. Accordingly, you are hereby requested to exchange the legended certificate for an unlegended certificate representing an identical principal amount at maturity of Bonds, all in the manner provided by the Indenture.

                  You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                         Very truly yours,


                                         [Name of Holder]

                                         By
                                            ------------------------------------
                                                     Authorized Signature

                                                                       EXHIBIT D

                       FORM OF CERTIFICATE TO BE DELIVERED
                     IN CONNECTION WITH TRANSFERS TO NON-QIB
                       INSTITUTIONAL ACCREDITED INVESTORS



                                                [date]

[                         ], as Trustee
 -------------------------
[                         ]
 -------------------------
[                         ]
 -------------------------
Attn:  [                  ]
        ------------------

Cedar Brakes II, L.L.C.
1001 Louisiana Street
Houston, Texas  77002
Attn:  Secretary

         Re: Cedar Brakes II, L.L.C. (the "Issuer") 9.875% Series A Senior Secured Bonds due 2013 (the "Bonds")

Ladies and Gentlemen:

                  In connection with our proposed purchase of $[__________] aggregate principal amount of the Bonds:

                           1. We understand that the Bonds have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing the Bonds to offer, sell or otherwise transfer such Bonds prior to the date which is two years after the later of the date of original issue and the last date on which the Issuer or any affiliate of the Issuer was the owner of such Bonds, or any predecessor thereto (the "Resale Restriction Termination Date") only (a) to the Issuer, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Bonds are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to Non-U.S. Persons (as defined in the Indenture pursuant to which the Bonds were issued) that occur outside the United States within the meaning of Regulations S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Bonds for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or
         (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property and the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Bonds is proposed to be made pursuant to clause
         (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) or Rule 501 under the Securities Act and that it is acquiring such Bonds for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that the Issuer and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Bonds pursuant to clauses
         (d), (e) and (f) above to require the delivery of an Opinion of Counsel (as defined in the Indenture pursuant to which the Bonds were issued) certifications and/or other information satisfactory to the Issuer and the Trustee.

                           2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Bonds for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Bonds, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                           3. We are acquiring the Bonds purchased by us for our own account, or for one or more accounts as to each of which we exercise sole investment discretion and have authority to make, and do make, the statements contained in this letter.

                           4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                             Very truly yours,

                                             [Insert Name of Transferor]



                                             By
                                                --------------------------------
                                                Name:
                                                Title:

Dated:
       ----------------------

                  Upon transfer, the Bonds should be registered in the name of the new beneficial owner as follows:

Name:

Address:

Taxpayer ID Number:

                                                                       EXHIBIT E

                       FORM OF CERTIFICATE TO BE DELIVERED
              IN CONNECTION WITH TRANSFERS PURSUANT TO REGULATIONS



                                                        [date]


Cedar Brakes II, L.L.C.
1001 Louisiana Street
Houston, Texas  77002

[-------------------------]
[-------------------------]
[-------------------------]
Attention: [              ]
            --------------

         Re: Cedar Brakes II, L.L.C. (the "Issuer") 9.875% Series A Senior Secured Bonds due 2013 (the "Bonds")

Ladies and Gentlemen:

                  In connection with our proposed sale of $[__________] aggregate principal amount of the Bonds, we confirm that such sale has been effected pursuant to and in accordance with Regulation S ("Regulation S") under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                           (1) the offer of the Bonds was not made to a person in the United States and the proposed transferee is a Non-U.S. Person (as defined in the Indenture pursuant to which the Bonds were issued);

                           (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                           (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                           (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.


                                     Very truly yours,

                                     [Insert Name of Transferor]



                                     By
                                        ----------------------------------------
                                        Name:
                                        Title:

Dated:
       ----------------------

                                                                       EXHIBIT F

                                     FORM OF
                               GUARANTY AGREEMENT


                  This Guaranty Agreement made and entered into as of [__________ __, ____] (this "Agreement"), between El Paso Corporation, a Delaware corporation ("Guarantor"), and Bankers Trust Company, a New York banking corporation ("Trustee"), in favor of the Holders of the Bonds (each as defined in the Indenture referred to below).

                                   WITNESSETH:

                  WHEREAS, pursuant to an Indenture, dated as of December 12, 2001 between Cedar Brakes II, L.L.C. (the "Issuer") and Bankers Trust Company, as trustee (as amended, supplemented or otherwise modified from time to time, (the "Indenture")), the Issuer issued $431,407,000 of 9.875% Senior Secured Bonds Due 2013 on the Closing Date (as defined in the Indenture) and may also issue Additional Bonds (as defined in the Indenture);

                  WHEREAS, the Issuer is required, pursuant to the Indenture, to maintain an amount in U.S. dollars equal to the greater of (a) the maximum amount of interest payable in respect of the Bonds in any subsequent semi-annual period during the term of the Bonds and (b) $14,250,000 (the "Liquidity Reserve Required Balance");

                  WHEREAS, subject to the terms and conditions of the Indenture, the Issuer is permitted to replace any amount in deposit in the Liquidity Account with a guaranty from Guarantor;

                  WHEREAS, Guarantor will derive substantial benefit from the transfer and replacement of amounts on deposit in the Liquidity Account;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor does hereby agree as follows:

                           1. Capitalized terms used herein, but not defined herein, shall have the meaning ascribed to them in the Indenture.

                           2. Guarantor hereby irrevocably and unconditionally guarantees to Trustee the punctual payment, when required under Section 3 hereof, of an amount (the "Obligations") equal to (a) the Liquidity Reserve Required Balance minus (b) the sum of (i) the aggregate amount of cash deposited on the date hereof and from time to time thereafter in the Liquidity Account and (ii) the maximum amount then available to be drawn under any Letter of Credit posted in accordance with Section 503(a) of the Indenture. Performance by Guarantor of its obligations hereunder shall be made in full irrespective of (but without prejudice to the rights otherwise of Guarantor with respect to) any claim, set-off or other right that Guarantor may have at any time against Trustee, any Holder, or any other person or entity, whether in connection herewith or with any unrelated transaction.

                           3. Guarantor agrees to fund, or cause to be funded into the Liquidity Account, an amount equal to the Liquidity Deficiency immediately upon receipt of notice from Trustee that a Liquidity Deficiency has occurred and is continuing.

                           4. This Agreement is a primary obligation of Guarantor and shall be construed as an irrevocable, unconditional, absolute and continuing guaranty of the full and punctual payment of all of the Obligations and not of their collectibility only, irrespective of (a) the validity or enforceability of the Indenture or any other agreement or instrument relating thereto, (b) any amplification, alteration, amendment, variation, supplement, renewal or replacement of the provisions of the Indenture or (c) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. This Agreement shall remain in full force and effect until all obligations of the Issuer have been paid to the Holders, or until such earlier time as provided for herein.

                           5. Guarantor hereby irrevocably waives diligence, promptness, presentment, demand for payment or performance, protest, notice of protest, notice of non-performance or non-payment, notice of acceptance, notice of dishonor and any other notice with respect to any of the Obligations and this Agreement. All payments that Guarantor is required to make under this Agreement shall be without any set-off, counterclaim or condition. The obligations of Guarantor shall not be affected by any change of ownership of the Issuer or the insolvency, bankruptcy or any other change in the legal status of the Issuer. In the event that the performance of the Issuer's obligations under the Indenture are stayed or performance is delayed or deferred upon the insolvency, bankruptcy or reorganization of the Issuer, all obligations of Guarantor under this Agreement shall remain in full force and effect and shall become immediately due to the extent that the Issuer would have otherwise been required to pay or perform its obligations under the Indenture absent the stay, delay or deferral in the enforceability of such obligations as a result of such insolvency, bankruptcy or reorganization of the Issuer. Guarantor hereby waives any legal or equitable defenses arising out of the insolvency, bankruptcy or similar legal disability of the Issuer.

                           6. This Agreement constitutes the entire agreement, and supersedes all prior written agreements and understandings, and all oral agreements, between the parties with respect to the subject matter hereof and may be executed simultaneously in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

                           7. The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

                           8. Guarantor represents and warrants to Trustee that
         (a) it has the legal right to execute and deliver this Agreement and to perform its obligations hereunder, (b) this Agreement and the performance of Guarantor's obligations hereunder have been duly authorized by Guarantor and constitute legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with their terms and (c) neither the execution and delivery by Guarantor of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulations, order, writ, judgment, injunction, decree or award binding on Guarantor or the provisions of any indenture, instrument or agreement to which Guarantor or Guarantor's property is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any lien in, of or on the property of Guarantor pursuant to the terms of any such indenture, instrument or agreement.

                           9. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                              (b) Guarantor consents to the non-exclusive jurisdiction of any court of the State of New York or any United States federal court sitting in the Borough of Manhattan, New York City, New York, United States, and any appellate court from any thereof, and waives any immunity from the jurisdiction of such courts over any suit, action or proceeding that may be brought in connection with this Agreement, the Indenture, the Security Documents or the Bonds. Guarantor irrevocably waives, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement, the Indenture, the Security Documents or the Bonds in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. Guarantor agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon Guarantor and may be enforced in any court to the jurisdiction of which Guarantor is subject by a suit upon such judgment.

                              (c) Guarantor agrees that service of all writs, process and summonses in any suit, action or proceeding brought in connection with this Agreement, the Indenture, the Security Documents or the Bonds against Guarantor, or with respect to its property and assets, in any court of the State of New York or any United States federal court sitting in the Borough of Manhattan,

         New York City may be made upon CT Corporation System at 111 Eighth Avenue, 13th Floor, New York, NY 10011, whom Guarantor appoints as its authorized agent for service of process. Guarantor represents and warrants that CT Corporation System has agreed to act as Guarantor's agent for service of process. Guarantor agrees that such appointment shall be irrevocable so long as any of the Bonds remain outstanding or until the irrevocable appointment by Guarantor of a successor in New York City as its authorized agent for such purpose and the acceptance (on terms reasonably satisfactory to Trustee) of such appointment by such successor. Guarantor further agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. If CT Corporation System shall cease to act as Guarantor's agent for service of process, Guarantor shall appoint without delay another such agent and provide prompt written notice to Trustee of such appointment. With respect to any such action in any court of the State of New York or any United States federal court in the Borough of Manhattan, City of New York, service of process upon CT Corporation System, as the authorized agent of Guarantor for service of process, and written notice of such service to Guarantor, shall be deemed in every respect, effective service of process upon Guarantor. Without prejudice to the foregoing, Guarantor hereby irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Guarantor at the address of its principal office specified in Section 16(a) of this Agreement or at any other address previously furnished in writing to Trustee by Guarantor.

                              (d) Nothing in this Section 9 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party or its property in the courts of other jurisdictions.

                           10. This Agreement shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment by Guarantor, in whole or in part, is rescinded or must otherwise be returned by Trustee upon the insolvency, bankruptcy or reorganization of the Issuer, or otherwise, all as though that payment had not been made.

                           11. Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by Trustee, until (a) this Agreement shall have been terminated pursuant to Section 4 hereof or (b) all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full, Guarantor shall not (x) exercise any right of subrogation or indemnity, or similar right or remedy, against the Issuer or any of its assets or property in respect of any amount paid by Guarantor under this Agreement or (y) file a proof of claim in competition with Trustee for any amount owing to Guarantor by the Issuer on any account whatsoever in the event of the bankruptcy, insolvency or liquidation of the Issuer.

                           12. The rights and remedies set forth in the Indenture and this Agreement are in addition to and not exclusive of any rights and remedies available to Trustee by law in respect of this Agreement.

                           13. Guarantor shall pay or reimburse Trustee on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred in connection with the enforcement of Trustee's rights under this Agreement.

                           14. All amendments, waivers and modifications of or to any provision of this Agreement and any consent to departure by Guarantor from the terms hereof shall be in writing and signed and delivered by Trustee and, in the case of any such amendment or modification, by Guarantor, and shall not otherwise be effective. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which it is given.

                           15. This Agreement shall be binding on Guarantor and its successors and assigns. However, Guarantor shall not transfer any of its obligations hereunder without the prior written consent of Trustee and any purported transfer without that consent shall be void. This Agreement shall inure to the benefit of Trustee and its successors and assigns.

                           16. Any notice, request, demand, or statement which either Guarantor or Trustee may desire to give the other shall be in writing and shall be considered as duly delivered when mailed by certified mail or delivered against receipt by messenger or overnight courier addressed to said party as follows:

                                    (a)     If to Guarantor:

                                            El Paso Corporation
                                            1001 Louisiana Street
                                            Houston, TX  77002
                                            Attention: General Counsel

                                            With electronic mail copies to:
                                            Tim.Sullivan@elpaso.com

                                    (b)     If to Trustee:

                                            Bankers Trust Company
                                            4 Albany Street
                                            New York, NY  10006
                                            Attention: Marion Zinowski



           [The remainder of this page was left blank intentionally.]

                  IN WITNESS WHEREOF, Guarantor has caused this Guaranty Agreement to be executed in its name and behalf.

                                                     EL PASO CORPORATION



                                                     By
                                                         -----------------------


AGREED AND ACCEPTED
as of [__________ __, ____]

[                         ]
 -------------------------






By
   ------------------------------

                                                                       EXHIBIT G

                                     FORM OF
                     ISSUER ORDER AND OFFICER'S CERTIFICATE
                                       OF
                             CEDAR BRAKES II, L.L.C


Bankers Trust Company
  as Trustee under the Indenture,
  dated as of December 12, 2001,
  between Bankers Trust Company and
  Cedar Brakes II, L.L.C.

Attention:  Corporate Trust Department

        Re: Delivery to Trustee of $[________________] Cedar Brakes II, L.L.C., [Series A/Series B] 9.875% Senior Secured Bonds due 2013

Ladies and Gentlemen:

                  The undersigned, Cedar Brakes II, L.L.C. (the "Issuer"), hereby delivers to you, in your capacity as Trustee under the above-referenced Indenture (the "Indenture"), $[______________] in aggregate principal amount of the Issuer's 9.875% [Series A/Series B] Senior Secured Bonds due 2013 (the "Bonds"). This Issuer Order and Officer's Certificate (this "Issuer Order") is delivered pursuant to Section 303(c) of the Indenture and terms used and not otherwise defined herein have the respective meanings assigned to such terms in the Indenture. The Bonds delivered with this Issuer Order are [Initial Bonds/Additional Bonds/Exchange Bonds/Private Exchange Bonds/Unrestricted Bonds], are to be issued as [Physical Bonds/Global Bonds] in accordance with the terms of the Indenture and are to be authenticated as of the date of this Issuer Order. Pursuant to Section 303(c) of the Indenture, the Issuer hereby directs that you (i) authenticate the Bonds and (ii) upon such authentication, deliver each of such Bonds to the respective Holder thereof or to special New York counsel for such Holder, acting on such Holder's behalf.

                  The Issuer hereby certifies that the Bonds delivered with this Issuer Order have been duly executed by the Issuer and that all conditions precedent to the issuance of the Bonds contained in the Indenture have been fully complied with.


                                  Very truly yours,


                                  CEDAR BRAKES II, L.L.C.

                                  By:
                                      ------------------------------------------
                                      Name:
                                      Title:[President/Vice President/Secretary]
                                      Dated:
                                             -----------------------------------


                                       G-1